 As filed with the U.S. Securities and Exchange Commission on July 10, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

 (Name and address of agent for service)

414-516-1645

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

April 30, 2023

Aptus Collared Investment Opportunity ETF

(Formerly, Aptus Collared Income Opportunity ETF)

Ticker: ACIO

Aptus Defined Risk ETF

Ticker: DRSK

Aptus Drawdown Managed Equity ETF

Ticker: ADME

Opus Small Cap Value ETF

Ticker: OSCV

International Drawdown Managed Equity ETF

Ticker: IDME

Aptus Enhanced Yield ETF

Ticker: JUCY

Aptus ETFs

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited)

Dear ACIO Shareholders,

Thank you for your investment in the Aptus Collared Investment Opportunity ETF (formerly Aptus Collared Income Opportunity ETF), referred to herein as “ACIO” or the “Fund”. The information presented in this letter relates to ACIO’s performance period from May 1, 2022 through April 30, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective principally by investing in a portfolio of U.S.-listed equity securities of any market capitalization and buying put options or an options collar (i.e., a mix of written (sold) call options and long (bought) put options) on the same underlying equity securities, a U.S. equity ETF, or on an index tracking a portfolio of U.S. equity securities (a “U.S. Equity Index”). The U.S. Equity Index, U.S. equity ETF, and the underlying equity securities may be of any market capitalization. The equity securities and options held by the Fund must be listed on a U.S.- exchange, and the equity securities may include common stocks of U.S. companies, American Depositary Receipts (“ADRs”) (i.e., receipts evidencing ownership of foreign equity securities), and real estate investment trusts (“REITs”). The Fund will typically limit investments in ADRs to approximately 20% of the Fund’s net assets.

All in all, we believe that ACIO continues to deliver on its structural mandate, even in a relatively challenging environment. The product aims to exhibit a strong downside hedge when markets fall (50% or less Down-Market Capture ratio) and 65% UMC when markets are rising. We believe the structural and deployment advantage across our strategy will continue to provide allocators with a full cycle product that provides correlation benefits which can improve overall asset allocation decisions.

For the current fiscal period, ACIO was up 2.34% at market and up 2.53% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was up 2.66%.

Fear gauges remained muted even with the systemic fireworks seen throughout the latter part of the fiscal period. The Cboe Volatility Index (“VIX”) was down -10.5%, grinding lower for most of the quarter, which did not benefit the core aspect of the Fund, capital preservation through owning long puts.

Though, ACIO’s active implementation of the long puts showed effectiveness during the market weakness of February and early March where the Fund was slightly ahead of the SPX through 3/13/23, maintaining a strong downside hedge. Throughout the fiscal period, the portfolio team had multiple opportunities to harvest put profits, showing downside mitigation and purchasing equities with the proceeds.

During this period, the written calls faced a challenging environment of low correlation between the individual positions and the index, as a muted volatility environment, as measured by the VIX, kept healthy premiums at bay. We were very active in maneuvering during the period, taking advantage of the very brief spikes in volatility to reset the short call book. Given the concentration of returns, especially in the most recent quarter during the fiscal period, we had a net detractor to performance from the written calls.

Lastly, the third leg of the strategy, long stocks performed above expectations, as the market rewarded pragmatic investors, alongside diligent managers that invested in what we would consider to be higher-quality stocks. Though there was not broad-based volatility at the index level, underneath the hood of the market, there was volatility and performance dispersion across sectors. Given our style agnostic approach, even in the face of a strong rally in Growth and Tech, we were able to outperform the S&P 500® Index (“SPX”) modestly. The equity basket outperformed by 53 basis points (bps), led by positive security selection, as allocation effects were de minimis. Given our tilt to quality, the team was able to navigate this market reasonably well as ACIO remained equal weight the mega-caps, which proved to be beneficial in the latter half of the fiscal period.

The largest positive equity contributor to return for the current fiscal period was a put option position expiring in March 2023 on the S&P 500 Index (SPXW), gaining 61.74% and adding 3.47% to the return of ACIO. The second largest contributor was a put option position expiring in July 2022 on the S&P 500 Index (SPX), gaining 258.90% and adding 3.20% to the return of ACIO. The third largest contributor was a put option position expiring in May 2022 on the S&P 500 Index (SPX), gaining 187.54% and adding 2.92% to the return of ACIO.

The largest negative contributor to the return of the Fund for the current fiscal period was a written put option position expiring in March 2023 on the S&P 500 Index (SPXW), down -65.69% and detracting -3.12% from the return of ACIO. The second largest negative contributor was a put option position expiring in January 2023 on the S&P 500 Index (SPX), down -98.98% and detracting -2.11% from the return of ACIO. The third largest negative contributor was a put option position expiring in October 2022 on the S&P 500 Index (SPX), down -63.95% and detracting -1.93% from the return of ACIO.

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited) (Continued)

We are excited about the opportunity to give our investors access to the Aptus Collared Investment Opportunity ETF. We think it’s possible future returns from a traditional 60/40 portfolio may be well below recent history, at risk of being insufficient to meet the income needs of today’s retirees. We believe we can help the math with a focus on global dividend growers. With overall valuations high, and growth difficult to project, we place great emphasis on sustainable yield in building return assumptions. The ACIO screening process takes large capitalization U.S.-listed equity securities that a) meet the filter, b) provide diversified exposure, and c) maintain an active options market from which we can sell call options on the individual names along with buying puts on the broad market index to more efficiently collar the equity portfolio. The powerful combination of a high dividend paying basket of large capitalization U.S.-listed equity securities with a collar strategy aims to deliver consistent and repeatable yield and minimal drawdown.

We appreciate your interest in ACIO. If we can elaborate on the underlying Aptus Collared Investment Opportunity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments and schedule of written options in this report for complete holdings information.

Definitions:

The Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Basis points, otherwise known as bps or “bips,” are a unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Aptus Capital Advisors is the adviser to the Aptus Collared Investment Opportunity ETF, which is distributed by Quasar Distributors, LLC.

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited)

Dear DRSK Shareholders,

Thank you for your investment in the Aptus Defined Risk ETF, referred to herein as “DRSK” or the “Fund”. The information presented in this letter relates to DRSK’s performance from May 1, 2022 through April 30, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective through a hybrid fixed income and equity strategy. The Fund typically invests approximately 75% to 95% of its assets to obtain exposure to investment-grade corporate bonds (the “Fixed Income Strategy”) and invests the remainder of its assets to obtain exposure to U.S. stocks, while limiting downside risk (the “Equity Strategy”).

For the fiscal period, the Defined Risk strategy (DRSK) underperformed the Bloomberg Barclays US Aggregate Bond Index. Interest rates for the fiscal period (“FY”) were historically volatile. The MOVE Index, a measurement of volatility within the US Treasury securities hovered near crisis levels while yields had massive shifts in both directions but ultimately ended the FY down significantly. While interest rate volatility was high, equity market volatility on the other hand was underwhelming.

The portfolio managers incrementally increased duration on the portfolio during the selloff in interest rates back in February 2023. As of the end of the FY, the fixed income portion of the Fund offers nearly a 5% yield on a 4.3 year duration. We view the allocation to the belly of the curve as offering the most risk-adjusted valued, currently. We continue to see relative strength within the balance sheets and financial positions of Investment Grade issuers, which should insulate spreads in the event of a recession. We will continue to seek high risk-adjusted income levels for the fixed income portfolio and actively adjust as opportunities present. While the options portfolio was not as effective in this period, we continue to see value in having exposure to long volatility and convexity within our portfolios given the breakdown of stock/bond correlations experienced the last 40 years.

For the current fiscal period, DRSK was down -2.35% at market and down -2.39% at net asset value (“NAV”). Over the same period, the Bloomberg Barclays US Aggregate Bond Index was down -0.43%.

The largest positive contributor to return for the current fiscal period was a put option position expiring in March 2023 on the S&P 500 Index (SPXW), gaining 61.74% and adding 4.96% to the return of DRSK. The second largest contributor was a call option position expiring in March 2023 on Meta Platforms, Inc. (META), gaining 287.79% and adding 1.66% to the return of DRSK. The third largest contributor was a written call option position expiring during June 2023 on Datadog, Inc. (DDOG), gaining 95.76% and adding 0.79% to the return of DRSK.

The largest negative contributor to the return of the Fund for the current fiscal period was a written put option position expiring in March 2023 on the S&P 500 Index (SPXW), down -65.69% and detracting -4.46% from the return of DRSK. The second largest negative contributor was a call option position expiring in June 2023 on Datadog, Inc. (DDOG), down -97.85% and detracting -1.36% from the return of DRSK. The third largest negative contributor was a written call option position expiring in March 2023 on Meta Platforms, Inc. (META), down -977.22% and detracting -1.36% from the return of DRSK.

We are excited about the opportunity to give our investors access to the Aptus Defined Risk ETF. We see income generation as a major issue for investors in a low interest rate environment and extending maturities or accepting poorer credit bring added risk. Our “income plus” approach utilizes call options that allows for significant upside capture in a rising market and defined risk in a declining market. The powerful combination of laddered bonds over a short duration and asymmetric payoff opportunity of the call options aims to give investors expected returns not typically seen in the traditional fixed income space.

We appreciate your interest in DRSK. If we can elaborate on the underlying Aptus Defined Risk strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited) (Continued)

Past Performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund invests indirectly in fixed income securities through investments in Underlying Bond ETFs, which involve certain risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. Because the Fund only purchases options (as opposed to writing/selling options), the Fund’s losses from its exposure to options are limited to the amount of premiums paid.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments and Schedule of Written Options for a complete list of Fund holdings.

Definitions:

Bloomberg Barclays US Aggregate Bond Index – a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers. One cannot invest directly in an index.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

The MOVE index, or Merrill Lynch Option Volatility Estimate Index, is a crucial gauge of interest rate volatility in the U.S. Treasury market.

Duration can measure how long it takes, in years, for an investor to be repaid a bond’s price by the bond’s total cash flows. Duration can also measure the sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates.

Call Option: Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity or other asset or instrument at a specified price within a specific time period.

Put Option: A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame.

Aptus Capital Advisors is the adviser to the Aptus Defined Risk ETF, which is distributed by Quasar Distributors, LLC.

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited)

Dear ADME Shareholders,

Thank you for your investment in the Aptus Drawdown Managed Equity ETF, referred to herein as “ADME” or the “Fund”. The information presented in this letter relates to ADME’s performance from May 1, 2022 through April 30, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective principally by investing in a portfolio of U.S.-listed equity securities, while limiting downside risk by purchasing exchange-listed put options on one or more of such equity securities or on broad-based indexes or ETFs that track the performance of the U.S. equity market. Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in equity securities.

During the current fiscal period, the market witnessed, what we would consider to be, a period of muted volatility, even though there were lots of movement underneath the hood of the market. The CBOE Volatility Index (“VIX”), also known as the fear gauge, remained muted even with the systemic fireworks seen throughout the last part of the fiscal period. For reference, the VIX was down -10.5%, grinding lower for most of the quarter. This is a prime example of the difficult market environment for a tail hedging strategy like this fund.

Given this type of muted volatility, it was a difficult environment for this strategy, which attempts to provide downside mitigation during left-tail events. Of which, we did not witness during the fiscal period. ADME’s active implementation of the puts showed effectiveness during multiple different periods that the market showed weakness, though, given our exposure to lower delta puts, we were not as successful as we would have hoped for.

The portfolio team did utilize a few opportunities to harvest put profits during the period, showing some downside mitigation and purchasing equities with the proceeds. Again, ADME is a tail hedge fund where the capital preservation we carry (long puts) are out of the money (OTM). These tail hedges carry a lower delta but higher gamma (or convexity) allowing for the managers to own more contracts and have a large percentage of the fund notionally preserved. In a true volatility event (we define as VIX >40), these hedges quickly can come to life and offset declines in our equity portfolio. Due to a muted volatility environment, ADME’s hedges didn’t realize to the extent that we’d hoped given the lower volatility regime. The managers did make an addition to the strategy over the summer of 2022 which allowed the Fund to sell covered calls against individual equity positions held by the Fund which has been additive to performance.

For the current fiscal period, ADME was down -7.52% at market and down -7.24% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was up 2.66%.

The largest positive equity contributor to return for the current fiscal period was a put option position expiring during October 2022 on the S&P 500 Index (SPXW), gaining 223.46% and adding 4.59% to the return of ADME. The second largest contributor was a put option position expiring during March 2023 on the S&P 500 Index (SPXW), gaining 61.74% and adding 2.58% to the return of ADME. The third largest contributor was a call option position expiring during March 2023 on the S&P 500 Index (SPX), gaining 81.94% and adding 1.10% to the return of ADME.

The largest negative equity contributor to the return of the Fund for the current fiscal period was a put option position expiring during March 2023 on the S&P 500 Index (SPX), down -99.87% and detracting -3.52% from the return of ADME. The second largest negative contributor was a put option position expiring during October 2022 on the S&P 500 Index (SPX), down -76.61% and detracting -3.00% from the return of ADME. The third largest negative contributor was a written put option position expiring in March 2023 on the S&P 500 Index (SPXW), down -65.69% and detracting -2.32% from the return of ADME.

We are excited about the opportunity to give our investors access to the Aptus Drawdown Managed Equity ETF. Historically, a small group of big winners have comprised most of each year’s market gains. Rather than diluting with hundreds of mediocre holdings, we prefer to focus on selection of large, mid, or small-capitalization U.S.-listed names. We build from a Yield + Growth framework, tilting holdings to favor companies with solid fundamentals and reasonable valuations while avoiding those with negative price momentum. We believe there’s an upside to less downside behaviorally and mathematically. Rather than try to time the markets, we actively hedge our holdings in an effort to mitigate downside risk. We build a portfolio that attempts to capture market upside, with a fraction of the downside.

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

We appreciate your interest in ADME. If we can elaborate on the underlying Aptus Drawdown Managed Equity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments and Schedule of Written Options for a complete list of Fund holdings.

Definitions:

The Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

“Out of the Money” (OTM) is a matter of the strike price’s position relative to the market value of the underlying stock. An OTM option is one that has a strike price that the underlying security has yet to reach, meaning the option has no intrinsic value.

Delta (Δ) is a risk metric that estimates the change in price of a derivative, such as an options contract, given a $1 change in its underlying security. The delta also tells options traders the hedging ratio to become delta neutral. A third interpretation of an option’s delta is the probability that it will finish in-the-money.

An option position’s gamma is the rate of change in its delta for every 1-point move in the underlying asset’s price. Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying asset.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Aptus Capital Advisors is the adviser to the Aptus Drawdown Managed Equity ETF, which is distributed by Quasar Distributors, LLC.

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited)

Dear OSCV Shareholders,

Thank you for your investment in the Opus Small Cap Value ETF, referred to herein as “OSCV” or the “Fund”. The information presented in this letter relates to OSCV’s performance from May 1, 2022 through April 30, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization U.S. companies. The Fund defines a small capitalization company as an issuer whose market capitalization at the time of purchase is in the range of those found in the Russell 2000® Index. The Fund’s equity securities primarily include common stocks, real estate investment trusts (“REITs”), and American Depositary Receipts (“ADRs”) representing the stock of a foreign company. The Fund will generally limit its investments in ADRs to 20% of its total assets. The Fund may invest in securities offered in an initial public offering (“IPO”) or in companies that have recently completed an IPO.

For the current fiscal period, OSCV was down -0.05% at market and down -0.39% at net asset value (“NAV”). Over the same period, the S&P SmallCap 600 Value Total Return Index was down -2.97%.

In a fiscal period that witnessed volatility, the Opus Small Cap Value ETF (“OSCV”) outperformed its benchmark, the Russell 2000 Value, by 7.9%, as measured by at market. Contribution of the Fund’s outperformance was split between stock selection (67%) and sector allocation (33%). The largest detractors from the Fund were Real Estate and Financials, respectively. The former was solely due to stock selection, as we have our Financial exposure heightened in the banking space, which underperformed during the asset-liability matching banking dilemma. Industrials and Consumer Discretionary were the biggest helpers, as both allocation and selection were both value additive. Over the past year, OSCV has neglected to capture any of the benchmark’s downside.

Surprisingly, OSCV’s largest contributors were more on the risk-on spectrum, as Texas Pacific Land Trust (TPL), 93.94% and adding 1.17% Encore Wire Inc., (WIRE), gaining 67.11% and adding 0.76% and Churchill Downs, Inc. (CHDN) gaining 44.61% and adding 0.75% led the charge contributing to the total return of OSCV. Given relative performance, each one of these names hit our “Interval Winner List”. We sold the former and trimmed the latter one. The Fund was fortunate to avoid the landmines in the banking industry in the last half of the fiscal year, but still held an almost market neutral weight in the space, which was our largest detractor during the fiscal period. Our largest losers during the period were: Hingham Institution for Savings (HIFS) down -39.03% and detracting -0.96%, Gladstone Land Corporation (LAND) down -49.14% and detracting -0.74% and NexPoint Residential Trust, Inc. (NXRT) down -42.95% and detracting -0.63%, from the return of OSCV. We remain disciplined on our process, continuing to uncover companies that meet our rigorous fundamental criteria for ownership.

Lately, we’ve been uncovering more names that have very strong free-cash-flow profiles, alongside what we would consider to be high-quality business models that have pricing inelasticity. Over longer periods of time, the strategy will continue to focus on what we would consider to be high-quality companies, which we feel are currently undervalued.

We are excited about the opportunity to give our investors access to the Opus Small Cap Value ETF. OSCV selects stocks across a variety of sectors and industries by combining factor-based analysis with rigorous fundamental research to identify high-quality, growing companies that are believed to be undervalued. OSCV is focused on three core themes to identify companies: 1. higher quality companies with sound business models, higher returns on equity, strong balance sheets, and shareholder-friendly management. 2. higher growth companies that are well-positioned to grow sales, earnings, cash flows, and dividends. 3. lower valuation companies whose valuations reflect lower price-to-earnings and higher yields than their peers. OSCV generally sells a stock when the company is no longer believed to be high quality, when its anticipated growth rate has significantly declined, when it is no longer considered undervalued, or when it is no longer considered a small-capitalization company after a significant period of time (e.g., more than one year).

We appreciate your interest in OSCV. If we can elaborate on the underlying Opus Small Cap Value ETF strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund invests in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Investing involves risk. Principal loss is possible. Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Definitions:

S&P SmallCap 600 Value Total Return Index - a market capitalization weighted index. All the stocks in the underlying parent index are allocated into value or growth. Stocks that do not have pure value or pure growth characteristics have their market caps distributed between the value & growth indices.

Russell 2000® Index – The Russell 2000 index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® serves as a benchmark for small-cap stocks in the United States.

Cash flow – a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.

Price-to-earnings ratio (or “P/E ratio”) is the ratio for valuing a company that measures its current share price relative to its earnings per share (“EPS”). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple. P/E ratios are used by investors and analysts to determine the relative value of a company’s shares in an apples-to-apples comparison. It can also be used to compare a company against its own historical record or to compare aggregate markets against one another or over time.

Aptus Capital Advisors is the adviser to the Opus Small Cap Value ETF, which is distributed by Quasar Distributors, LLC.

International Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited)

Dear IDME Shareholders,

Thank you for your investment in the International Drawdown Managed Equity ETF, referred to herein as “IDME” or the “Fund”. The information presented in this letter relates to IDME’s performance period from May 1, 2022 through April 30, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective principally by investing in a portfolio of other ETFs that invest in equity securities of non-U.S. (international) companies in developed and emerging markets throughout the world, while purchasing and/or writing (selling) exchange-listed call or put options on one or more broad-based indexes or ETFs that track the performance of equity markets outside of the United States to (i) limit downside (“drawdown”) risk, (ii) create additional equity exposure, and/or (iii) generate premiums from writing call options on the Fund’s equity investments.

During the current fiscal period, the market saw a period of moderation, as interest rates and the international market treaded sideways and implied volatility levels fell. Moreso, in the most recent period, as the U.S. had a flashback to a series of collateral damage effects of Fed policy, contagion did not occur in the international markets. Trepidation from this mini-banking crisis did not fray investor’s nerves international, in fact, it led to a weaker USD, which boosted the MSCI ACWI’s net return.

The equity exposure across the IDME portfolio decreased in-line with the MSCI All Cap World Index ex USA Net (the blend of EFA/EEM) as the market was slightly positive. Regarding the options portion of the Fund, I.e., the hedging component, the volatility environment (as measured by the CBOE Volatility Index (“VIX”) for the year was slightly elevated, but did not show an exuberance that was experienced in the 2020 Global Pandemic or other prolonged drawdowns. This strategy is a tail hedge fund where the capital preservation we carry (via long puts) are out-of-the-money (“OTM”). These tail hedges carry a lower delta, but higher gamma (higher convexity) allowing for managers to own more contracts and have a larger portion of the Fund notionally covered.

Given that the market did not have any exuberance in implied volatility levels, as measured by the VIX, our hedges were not additive to the Fund’s performance. Said another way, due to a relatively muted volatility environment, these hedges did not realize to the extent that we’d hope given the environment.

The managers did make an addition to the strategy over the summer of 2022 which allowed the Fund to sell covered calls against the equity positions held by the Fund which has been additive to performance.

For the current fiscal period, IDME was down -4.88% at market and down -3.62% at net asset value (“NAV”). Over the same period, the MSCI All Cap World Index ex USA Net (USD) was up 3.05%.

The largest positive equity contributor to return for the current fiscal period was the iShares Core MSCI International Developed Markets ETF (IDEV), gaining 8.77% and adding 5.76% to the return of IDME. The second largest contributor was the SPDR Portfolio Emerging Markets ETF (SPEM), gaining 14.59% and adding 3.56% to the return of IDME. The third largest contributor was a put option position expiring in July 2022 on iShares MSCI EAFE ETF (EFA), gaining 283.26% and adding 1.96% to the return of IDME.

The largest negative contributor to the return of the Fund for the current fiscal period was the Vanguard Emerging Markets Stock Index Fund (VWO), down -17.55% and detracting -5.23% from the return of IDME. The second largest negative contributor was a put option position expiring in Nov 2022 on iShares MSCI EAFE ETF (EFA), down -99.79% and detracting -4.01% from the return of IDME. The third largest negative contributor was a call option position expiring in December 2022 on iShares MSCI EAFE ETF (EFA), down -98.01% and detracting -2.30% from the return of IDME.

We are excited about the opportunity to give our investors access to International Drawdown Managed Equity ETF. We believe, IDME is able to capture the upside potential of investing in an All Cap World Index ex-U.S., but with structurally less downside potential. Using cost efficient and liquid passive index ETFs, we believe Aptus has created a portfolio intended to look very much like All Cap World Index (ACWX) on the way up but offer notionally hedged protection on the way down. We believe there is upside in capturing less downside, both behaviorally and mathematically. Rather than try to time the markets, we actively hedge our holdings in an effort to mitigate downside risk. We believe IDME provides a solution to every Investor’s foreign equity exposures that helps mitigate geopolitical economic risks in an ever-growing divide between Developed and Emerging markets.

International Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

We appreciate your interest in IDME. If we can elaborate on the underlying International Drawdown Managed Equity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

International Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock or ETF volatility than diversified funds. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

MSCI All Cap World Index ex USA Net (USD) - captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

“Out of the Money” (OTM) is a matter of the strike price’s position relative to the market value of the underlying stock. An OTM option is one that has a strike price that the underlying security has yet to reach, meaning the option has no intrinsic value.

Delta is a risk metric that estimates the change in price of a derivative, such as an options contract, given a $1 change in its underlying security. The delta also tells options traders the hedging ratio to become delta neutral. A third interpretation of an option’s delta is the probability that it will finish in-the-money.

Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying asset. An option position’s gamma is the rate of change in its delta for every 1-point move in the underlying asset’s price.

Aptus Capital Advisors is the adviser to the International Drawdown Managed Equity ETF, which is distributed by Quasar Distributors, LLC.

Aptus Enhanced Yield ETF

Shareholder Letter
(Unaudited)

Dear JUCY Shareholders,

Thank you for your investment in the Aptus Enhanced Yield ETF, referred to herein as “JUCY” or the “Fund”. The information presented in this letter relates to JUCY’s performance from inception date of October 31, 2022 through April 30, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives through a hybrid fixed income and equity-linked note strategy. The Fund invests primarily in U.S. Treasury Bills, U.S. Treasury Notes, and the securities of U.S. government-sponsored entities (“GSEs”) (the “Fixed Income Strategy”) and invests the remainder of its assets in Equity-Linked Notes (“ELNs”) (the “ELN Strategy”).

Since the inception of the strategy, it was a very weird environment for the market. Specifically, it proved to be a volatile one in the rates market. For example, in Q1 ‘23, it was a period in which we saw the 2YR U.S. Treasury yield rise from 4.10% to 5.07% in a matter of 34 days, only to revert lower to 3.77% in an even shorter period of just 16 days! These wild swings in the market represented the tug of war between a continued march forward of Fed rate hikes and the highly anticipated “pivot” to rate cuts and more accommodative monetary policy.

Volatility markets also had a couple weeks in the sun as we saw issues flare up in the banking sector with the failures of SVB Financial Group (SIVB) and Signature Bank (SBNY). Despite these challenges, we only saw the volatility market, as measured by the Cboe Volatility Index (VIX), rise to a peak of 26.52 during the period, with a low of 17.87, and average of 20.68. The 20-year average is 19.34.

The Aptus Enhanced Yield ETF (JUCY) returned 2.99% at market and 2.99% at NAV, in-line with the benchmark ICE U.S. Treasury 1-3 Year Bond Index’s return of 2.71%. Despite the Fund having roughly ½ the duration of the benchmark during a period where duration assets rallied, the Fund was able to perform in-line due to the options overlay. For the first quarter of 2023, which was the majority of the Fund’s history, we had 13 ELNs mature in which the average return was 2.32% and the contribution to NAV return was roughly 20 basis points (bps). JUCY was also able to perform in-line with a much lower standard deviation, the annualized standard deviation for the period for JUCY was 0.39% vs. the 2.44% for the benchmark. We remain convicted in the structure of the strategy and will continue to strive to provide an attractive level of income combined with capital preservation.

The largest positive equity contributor to return for the current fiscal period was U.S. Treasury Note maturing January 2024, gaining 1.65% and adding 0.65% to the return of JUCY. The second largest contributor was U.S. Treasury Note maturing September 2024, gaining 2.44% and adding 0.31% to the return of JUCY. The third largest contributor was a S&P 500 Index Equity Linked Note maturing in March 2023 (SPX_6_2023), gaining 6.31% and adding 0.23% to the return of JUCY.

The largest negative equity contributor to the return of the Fund for the current fiscal period was a S&P 500 Index Equity Linked Note maturing in April 2023 (SPX_10_2023), down -5.87% and detracting -0.21% from the return of JUCY. The second largest negative contributor was a S&P 500 Index Equity Linked Note maturing in February 2023 (SPX_1_2023) down -3.32% and detracting- 0.12% from the return of JUCY. The third largest negative contributor was a S&P 500 Index Equity Linked Note maturing in March 2023 (SPX_8_2023), down -3.07% and detracting- 0.11% from the return of JUCY.

We are excited about the opportunity to give our investors access to Aptus Enhanced Yield ETF. JUCY provides investors an actively managed strategy that seeks attractive income with capital preservation. The strategy typically invests in a portfolio of lower-duration US Treasuries and Agency Securities to provide stability and income. It then seeks to enhance the portfolio’s yield by using an option overlay to provide more distributable income.

We appreciate your interest in JUCY. If we can elaborate on the underlying Aptus Enhanced Yield strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Enhanced Yield ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

Government-sponsored enterprise (GSE) - a quasi-governmental entity established to enhance the flow of credit to specific sectors of the U.S. economy. Created by acts of Congress, these agencies—although they are privately-held—provide public financial services. GSEs help to facilitate borrowing for a variety of individuals, including students, farmers, and homeowners.

Equity-linked note (ELN) - an investment product that combines a fixed-income investment with additional potential returns that are tied to the performance of equities.

Basis points, otherwise known as bps or “bips,” are a unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Duration can measure how long it takes, in years, for an investor to be repaid a bond’s price by the bond’s total cash flows. Duration can also measure the sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates.

Standard deviation is a statistical measurement in finance that, when applied to the annual rate of return of an investment, sheds light on that investment’s historical volatility. The greater the standard deviation of securities, the greater the variance between each price and the mean, which shows a larger price range. Aptus Capital Advisors is the adviser to the Aptus Enhanced Yield ETF, which is distributed by Quasar Distributors, LLC.

Aptus Collared Investment Opportunity ETF

Performance Summary
(Unaudited)

Growth of $10,000

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
7/9/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
$14,909
$12,720
$12,720
Aptus Collared Investment Opportunity ETF – NAV
Aptus Collared Investment Opportunity ETF – Market
S&P 500® Index

Average Annual Returns April 30, 2023	One Year	Three Years	Since Inception (7/9/2019)
Aptus Collared Investment Opportunity ETF — NAV	2.53%	9.14%	6.52%
Aptus Collared Investment Opportunity ETF — Market	2.34%	9.07%	6.52%
S&P 500® Index	2.66%	14.52%	11.05%

This chart illustrates the performance of a hypothetical $10,000 investment made on July 9, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2022, is 0.79%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus Defined Risk ETF

Performance Summary
(Unaudited)

Growth of $10,000

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
8/7/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
$12,115
$12,115
$10,537
Aptus Defined Risk ETF — NAV
Aptus Defined Risk ETF — Market
Bloomberg Barclays US Aggregate Bond Index

Average Annual Returns April 30, 2023	One Year	Three Years	Since Inception (8/7/2018)
Aptus Defined Risk ETF — NAV	-2.39%	-0.95%	4.14%
Aptus Defined Risk ETF — Market	-2.35%	-1.08%	4.14%
Bloomberg Barclays US Aggregate Bond Index	-0.43%	-3.15%	1.11%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 7, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2022, is 0.79%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus Drawdown Managed Equity ETF

Performance Summary
(Unaudited)

Growth of $10,000

$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
6/8/16
10/31/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
$22,310
$14,638
$14,621
Aptus Drawdown Managed Equity ETF — NAV
Aptus Drawdown Managed Equity ETF — Market
S&P 500® Index

Average Annual Returns April 30, 2023	One Year	Three Years	Five Years	Since Inception (6/8/2016)
Aptus Drawdown Managed Equity ETF — NAV	-7.24%	5.62%	2.20%	5.68%
Aptus Drawdown Managed Equity ETF — Market	-7.52%	5.57%	2.16%	5.67%
S&P 500® Index	2.66%	14.52%	11.45%	12.35%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 8, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2022, is 0.79%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Opus Small Cap Value ETF

Performance Summary
(Unaudited)

Growth of $10,000

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
7/17/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
$13,238
$13,200
$11,935
$11,068
Opus Small Cap Value ETF — NAV
Opus Small Cap Value ETF — Market
Russell 2000® Value Index
S&P SmallCap 600 Value Total Return Index

Average Annual Returns April 30, 2023	One Year	Three Years	Since Inception (7/17/2018)
Opus Small Cap Value ETF — NAV	-0.39%	15.96%	5.97%
Opus Small Cap Value ETF — Market	-0.05%	15.96%	6.04%
Russell 2000® Value Index	-7.99%	15.44%	2.14%
S&P SmallCap 600 Value Total Return Index	-2.97%	19.06%	3.77%

This chart illustrates the performance of a hypothetical $10,000 investment made on July 17, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2022 is 0.79%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

International Drawdown Managed Risk ETF

Performance Summary
(Unaudited)

Growth of $10,000

$12,000
$10,000
$8,000
$6,000
7/22/21
7/30/21
10/31/21
1/31/22
4/30/22
7/30/22
10/31/22
1/31/23
4/30/23
$9,138
$8,341
$8,336
International Drawdown Managed Equity ETF — NAV
International Drawdown Managed Equity ETF — Market
MSCI All Cap World Index ex USA Net

Average Annual Returns April 30, 2023	One Year	Since Inception (7/22/2021)
International Drawdown Managed Equity ETF — NAV	-3.62%	-9.73%
International Drawdown Managed Equity ETF — Market	-4.88%	-9.76%
MSCI All Cap World Index ex USA Net	3.05%	-4.96%

This chart illustrates the performance of a hypothetical $10,000 investment made on July 22, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2022 is 0.63%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus Enhanced Yield ETF

Performance Summary
(Unaudited)

Growth of $10,000

$11,000
$10,000
$9,000
$10,299
$10,299
$10,271
10/31/22
11/30/22
12/31/22
1/31/23
2/28/23
3/31/23
4/30/23
Aptus Enhanced Yield ETF — NAV
Aptus Enhanced Yield ETF — Market
ICE U.S. Treasury 1-3 Year Bond Total Return Index

Cumulative Returns Period Ended April 30, 2023	Since Inception (10/31/2022)
Aptus Enhanced Yield ETF — NAV	2.99%
Aptus Enhanced Yield ETF — Market	2.99%
ICE U.S. Treasury 1-3 Year Bond Total Return Index	2.71%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2022 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated October 14, 2022, is 0.59%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus ETFs

Portfolio Allocations

As of April 30, 2023 (Unaudited)

Aptus Collared Investment Opportunity ETF

Sector	Percentage of Net Assets
Technology (a)	26.0%
Consumer, Non-cyclical	19.4
Financial	14.0
Communications	11.6
Consumer, Cyclical	9.7
Industrial	7.8
Energy	4.9
Utilities	2.8
Basic Materials	2.6
Purchased Options	1.4
Short-Term Investments	0.3
Liabilities in Excess of Other Assets	(0.5)
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

Aptus Defined Risk ETF

Asset Type	Percentage of Net Assets
Exchange Traded Funds	95.5%
Short-Term Investments	2.1
Other Assets in Excess of Liabilities	2.1
Purchased Options	0.3
Total	100.0%

Aptus Drawdown Managed Equity ETF

Sector	Percentage of Net Assets
Technology (a)	25.9%
Consumer, Non-cyclical	19.2
Financial	14.0
Communications	11.5
Consumer, Cyclical	9.7
Industrial	7.8
Energy	4.9
Utilities	2.8
Basic Materials	2.6
Purchased Options	1.2
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.5)
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

Aptus ETFs

Portfolio Allocations

As of April 30, 2023 (Unaudited) (Continued)

Opus Small Cap Value ETF

Sector	Percentage of Net Assets
Financial (a)	28.0%
Industrial	20.9
Consumer, Cyclical	15.0
Consumer, Non-cyclical	13.2
Energy	7.5
Utilities	5.9
Short-Term Investments	4.4
Basic Materials	3.4
Technology	1.7
Other Assets in Excess of Liabilities (b)	0.0
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

International Drawdown Managed Equity ETF

Asset Type	Percentage of Net Assets
Exchange Traded Funds	99.1%
Short-Term Investments	0.9
Other Assets in Excess of Liabilities (a)	0.0
Total	100.0%

(a)	Represents less than 0.05% of net assets.

Aptus Enhanced Yield ETF

Asset Type	Percentage of Net Assets
U.S. Government Notes	62.3%
Short-Term Investments	21.3
Equity-Linked Notes	14.4
Other Assets in Excess of Liabilities	2.0
Total	100.0%

Aptus Collared Investment Opportunity ETF

Schedule of Investments
April 30, 2023

Shares	Security Description	Value
	COMMON STOCKS — 98.8%
	Basic Materials — 2.6%
64,120	Freeport-McMoRan, Inc. (a)	$2,430,789
29,438	Linde plc (a)	10,875,869
9,088	Sherwin-Williams Company (a)	2,158,764
		15,465,422
	Communications — 11.6%
187,856	Alphabet, Inc. - Class C (a)(b)	20,329,776
150,825	Amazon.com, Inc. (a)(b)	15,904,496
71,650	Cisco Systems, Inc. (a)	3,385,463
115,242	Comcast Corporation - Class A (a)	4,767,562
37,440	Meta Platforms, Inc. - Class A (a)(b)	8,997,581
7,830	Netflix, Inc. (a)(b)	2,583,352
58,496	T-Mobile US, Inc. (a)(b)	8,417,574
32,566	Walt Disney Company (a)(b)	3,338,015
		67,723,819
	Consumer, Cyclical — 9.7%
7,582	Costco Wholesale Corporation (a)	3,815,414
24,043	Dollar General Corporation (a)	5,324,563
27,600	Home Depot, Inc. (a)	8,294,904
26,648	Marriott International, Inc. - Class A (a)	4,512,572
26,529	McDonald’s Corporation (a)	7,845,952
21,305	NIKE, Inc. - Class B (a)	2,699,770
75,535	PulteGroup, Inc. (a)	5,072,175
45,995	Tesla, Inc. (a)(b)	7,557,438
77,018	TJX Companies, Inc. (a)	6,070,559
39,250	Walmart, Inc. (a)	5,925,572
		57,118,919
	Consumer, Non-cyclical — 19.4%
41,213	Abbott Laboratories (a)	4,552,800
50,749	AbbVie, Inc. (a)	7,669,189
85,672	Altria Group, Inc. (a)	4,070,277
36,062	Bristol-Myers Squibb Company (a)	2,407,860
6,635	Chemed Corporation (a)	3,657,544
20,576	Elevance Health, Inc. (a)	9,642,942
17,679	Eli Lilly & Company (a)	6,998,409
34,532	Gilead Sciences, Inc.	2,838,876
43,217	Johnson & Johnson (a)	7,074,623
42,312	Merck & Company, Inc. (a)	4,885,767
76,881	Mondelez International, Inc. - Class A (a)	5,898,310
40,597	PayPal Holdings, Inc. (a)(b)	3,085,372
49,215	PepsiCo, Inc. (a)	9,394,651
93,762	Pfizer, Inc. (a)	3,646,404
51,946	Procter & Gamble Company (a)	8,123,315
33,783	Stryker Corporation (a)	10,123,076
	COMMON STOCKS — 98.8% (Continued)
	Consumer, Non-cyclical — 19.4% (Continued)
15,996	Thermo Fisher Scientific, Inc. (a)	8,876,180
21,376	UnitedHealth Group, Inc. (a)	10,518,916
		113,464,511
	Energy — 4.9%
40,119	Diamondback Energy, Inc. (a)	5,704,922
120,492	Exxon Mobil Corporation (a)	14,259,023
30,812	Pioneer Natural Resources Company (a)	6,703,151
43,574	Schlumberger, Ltd. (a)	2,150,377
		28,817,473
	Financial — 14.0%
28,565	American Tower Corporation (a)	5,838,400
195,350	Bank of America Corporation (a)	5,719,848
31,203	Berkshire Hathaway, Inc. - Class B (a)(b)	10,251,746
9,538	BlackRock, Inc. (a)	6,401,906
64,829	Citigroup, Inc.	3,051,501
35,479	Intercontinental Exchange, Inc. (a)	3,864,727
71,851	JPMorgan Chase & Company (a)	9,932,682
31,600	Marsh & McLennan Companies, Inc. (a)	5,694,004
67,940	Morgan Stanley (a)	6,112,562
53,260	Progressive Corporation (a)	7,264,664
46,287	Prologis, Inc. (a)	5,797,447
11,473	Public Storage (a)	3,382,585
38,762	Visa, Inc. - Class A (a)	9,021,080
		82,333,152
	Industrial — 7.8%
35,314	Caterpillar, Inc. (a)	7,726,703
227,434	CSX Corporation (a)	6,968,578
11,438	Deere & Company (a)	4,323,793
23,341	FedEx Corporation (a)	5,316,613
31,991	Honeywell International, Inc. (a)	6,393,081
22,838	Lockheed Martin Corporation (a)	10,607,109
26,785	Waste Management, Inc. (a)	4,447,649
		45,783,526
	Technology — 26.0% (c)
24,900	Accenture plc - Class A (a)	6,979,221
8,807	Adobe, Inc. (a)(b)	3,325,171
43,738	Analog Devices, Inc. (a)	7,867,591
251,191	Apple, Inc. (a)	42,622,089
57,052	Applied Materials, Inc. (a)	6,448,588
9,900	Broadcom, Inc. (a)	6,202,350
56,306	Fiserv, Inc. (a)(b)	6,876,089
21,093	Intuit, Inc. (a)	9,364,237
125,566	Microsoft Corporation (a)	38,581,409

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Investments
April 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.8% (Continued)
	Technology — 26.0% (c) (Continued)
41,498	NVIDIA Corporation (a)	$11,515,280
15,980	ServiceNow, Inc. (a)(b)	7,341,532
32,530	Texas Instruments, Inc. (a)	5,439,016
		152,562,573
	Utilities — 2.8%
139,261	NextEra Energy, Inc. (a)	10,671,570
77,916	Southern Company (a)	5,730,722
		16,402,292
	TOTAL COMMON STOCKS (Cost $499,294,288)	579,671,687

Contracts		Notional Amount
	PURCHASED OPTIONS (d) — 1.4%
	Call Options — 0.1%
2,500	Apple, Inc., Expiration: 06/16/2023, Exercise Price: $180.00 (d)	$42,420,000	526,250

	Put Options — 1.3%
2,500	Apple, Inc., Expiration: 06/16/2023, Exercise Price: $140.00	42,420,000	152,500
1,550	S&P 500 Index, Expiration: 06/16/2023, Exercise Price: $3,700.00 (e)	646,269,400	1,836,750
1,400	S&P 500 Index, Expiration: 06/16/2023, Exercise Price: $4,000.00 (e)	583,727,200	5,390,000
			7,379,250
	TOTAL PURCHASED OPTIONS (Cost $9,640,380)		7,905,500

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.3%
1,856,413	First American Treasury Obligations Fund - Class X, 4.76% (f)	$1,856,413
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,856,413)	1,856,413
	Total Investments (Cost $510,791,081) — 100.5%	589,433,600
	Liabilities in Excess of Other Assets — (0.5)%	(2,727,674)
	NET ASSETS — 100.0%	$586,705,926

Percentages are stated as a percent of net assets.

(a)	All or a part of this security is held as collateral for the options written. At April 30, 2023, the value of these securities amounts to $556,612,197 or 94.9% of net assets.
(b)	Non-income producing security.
(c)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

(d)	Exchange traded.
(e)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(f)	Rate shown is the annualized seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Written Options
April 30, 2023

Contracts	Security Description	Notional Amount	Value
	Written Options (a) - (0.9)%
	Call Options - (0.5)%
(245)	Accenture plc - Class A, Expiration: 05/19/2023, Exercise Price: $295.00	$(6,867,105)	$(15,925)
(88)	Adobe, Inc., Expiration: 05/19/2023, Exercise Price: $410.00	(3,322,528)	(6,160)
(1,850)	Alphabet, Inc. - Class C, Expiration: 05/19/2023, Exercise Price: $115.00	(20,020,700)	(111,000)
(277)	American Tower Corporation, Expiration: 05/19/2023, Exercise Price: $220.00	(5,661,603)	(13,850)
(2,500)	Apple, Inc., Expiration: 06/16/2023, Exercise Price: $175.00	(42,420,000)	(968,750)
(304)	Berkshire Hathaway, Inc. - Class B, Expiration: 05/19/2023, Exercise Price: $335.00	(9,987,920)	(72,352)
(99)	Broadcom, Inc., Expiration: 05/19/2023, Exercise Price: $670.00	(6,202,350)	(15,345)
(750)	Comcast Corporation - Class A, Expiration: 05/19/2023, Exercise Price: $42.50	(3,102,750)	(25,875)
	Written Options (a) - (0.9)% (Continued)
	Call Options - (0.5)% (Continued)
(75)	Costco Wholesale Corporation, Expiration: 05/19/2023, Exercise Price: $520.00	(3,774,150)	(17,437)
(390)	Diamondback Energy, Inc., Expiration: 05/19/2023, Exercise Price: $155.00	(5,545,800)	(26,325)
(197)	Elevance Health, Inc., Expiration: 05/19/2023, Exercise Price: $480.00	(9,232,405)	(81,755)
(160)	Eli Lilly & Company, Expiration: 05/19/2023, Exercise Price: $410.00	(6,333,760)	(56,000)
(1,200)	Exxon Mobil Corporation, Expiration: 05/19/2023, Exercise Price: $125.00	(14,200,800)	(44,400)
(233)	FedEx Corporation, Expiration: 05/19/2023, Exercise Price: $240.00	(5,307,274)	(18,756)
(540)	Fiserv, Inc., Expiration: 05/19/2023, Exercise Price: $125.00	(6,594,480)	(58,050)
(210)	Intuit, Inc., Expiration: 05/19/2023, Exercise Price: $470.00	(9,322,950)	(86,100)
(400)	Johnson & Johnson, Expiration: 05/19/2023, Exercise Price: $170.00	(6,548,000)	(10,600)

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Written Options
April 30, 2023 (Continued)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) - (0.9)% (Continued)
	Call Options - (0.5)% (Continued)
(280)	Linde plc, Expiration: 05/19/2023, Exercise Price: $385.00	$(10,344,600)	$(32,200)
(300)	Marsh & McLennan Companies, Inc., Expiration: 05/19/2023, Exercise Price: $185.00	(5,405,700)	(28,500)
(360)	Meta Platforms, Inc. - Class A, Expiration: 05/19/2023, Exercise Price: $265.00	(8,651,520)	(25,740)
(633)	Microsoft Corporation, Expiration: 05/19/2023, Exercise Price: $305.00	(19,449,558)	(488,993)
(600)	Microsoft Corporation, Expiration: 05/19/2023, Exercise Price: $315.00	(18,435,600)	(166,200)
(78)	Netflix, Inc., Expiration: 05/19/2023, Exercise Price: $370.00	(2,573,454)	(4,602)
(300)	NVIDIA Corporation, Expiration: 05/05/2023, Exercise Price: $295.00	(8,324,700)	(15,300)
(400)	PepsiCo, Inc., Expiration: 05/19/2023, Exercise Price: $195.00	(7,635,600)	(25,600)
	Written Options (a) - (0.9)% (Continued)
	Call Options - (0.5)% (Continued)
(500)	Procter & Gamble Company, Expiration: 05/19/2023, Exercise Price: $162.50	(7,819,000)	(8,250)
(380)	PulteGroup, Inc., Expiration: 05/19/2023, Exercise Price: $65.00	(2,551,700)	(117,800)
(150)	ServiceNow, Inc., Expiration: 05/19/2023, Exercise Price: $525.00	(6,891,300)	(6,000)
(360)	Southern Company, Expiration: 05/19/2023, Exercise Price: $76.00	(2,647,800)	(7,200)
(320)	Stryker Corporation, Expiration: 05/19/2023, Exercise Price: $320.00	(9,588,800)	(36,000)
(400)	Tesla, Inc., Expiration: 05/19/2023, Exercise Price: $195.00	(6,572,400)	(20,200)
(700)	TJX Companies, Inc., Expiration: 05/19/2023, Exercise Price: $82.00	(5,517,400)	(42,350)
			(2,653,615)

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Written Options
April 30, 2023 (Continued)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) - (0.9)% (Continued)
	Put Options - (0.4)%
(1,550)	S&P 500 Index, Expiration: 06/16/2023, Exercise Price: $3,300.00	$(646,269,400)	$(558,000)
(1,400)	S&P 500 Index, Expiration: 06/16/2023, Exercise Price: $3,750.00	(583,727,200)	(1,995,000)
			(2,553,000)
	TOTAL WRITTEN OPTIONS (Premiums Received $4,739,561)		$(5,206,615)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Schedule of Investments
April 30, 2023

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS — 95.5% (a)
	Investment Grade Corporate Bonds — 95.5%
3,916,360	Invesco BulletShares 2025 Corporate Bond ETF (b)	$79,541,272
4,351,251	Invesco BulletShares 2026 Corporate Bond ETF (b)	83,565,775
1,623,340	Invesco BulletShares 2027 Corporate Bond ETF (b)	31,419,746
1,365,352	Invesco BulletShares 2028 Corporate Bond ETF (b)	27,511,843
1,502,992	Invesco BulletShares 2029 Corporate Bond ETF (b)	27,573,140
1,750,038	Invesco BulletShares 2030 Corporate Bond ETF (b)	28,980,629
1,360,089	Invesco BulletShares 2031 Corporate Bond ETF (b)	22,149,049
4,226,575	iShares iBonds Dec 2027 Term Corporate ETF (b)	100,888,345
4,053,884	iShares iBonds Dec 2028 Term Corporate ETF (b)	101,347,100
2,399,160	iShares iBonds Dec 2029 Term Corporate ETF (b)	54,988,747
1,896,145	iShares iBonds Dec 2030 Term Corporate ETF (b)	40,994,655
1,651,563	iShares iBonds Dec 2031 Term Corporate ETF (b)	34,187,354
	TOTAL EXCHANGE TRADED FUNDS (Cost $638,453,860)	633,147,655

Contracts		Notional Amount
	PURCHASED OPTIONS (c) — 0.3%
	Call Options — 0.3%
20,000	Datadog, Inc. - Class A, Expiration: 06/16/2023, Exercise Price: $110.00 (d)	$134,760,000	230,000
6,500	NextEra Energy, Inc., Expiration: 06/16/2023, Exercise Price: $82.50	49,809,500	276,250
	PURCHASED OPTIONS (c) — 0.3% (Continued)
	Call Options — 0.3% (Continued)
15,000	Visa, Inc. - Class A, Expiration: 06/16/2023, Exercise Price: $250.00	349,095,000	1,200,000
			1,706,250
	Put Options — 0.0% (e)
600	S&P 500 Index, Expiration: 05/05/2023, Exercise Price: $3,950.00 (d)	250,168,800	70,500
	TOTAL PURCHASED OPTIONS (Cost $15,315,809)		1,776,750

Shares
	SHORT-TERM INVESTMENTS — 2.1%
14,266,365	First American Treasury Obligations Fund - Class X, 4.76% (f)	14,266,365
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,266,365)	14,266,365
	Total Investments (Cost $668,036,034) — 97.9%	649,190,770
	Other Assets in Excess of Liabilities — 2.1%	13,709,563
	NET ASSETS — 100.0%	$662,900,333

Percentages are stated as a percent of net assets.

(a)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 9 in Notes to Financial Statements.

(b)	Affiliated Exchange Traded Fund during the period. See Note 5 in Notes to Financial Statements.
(c)	Exchange traded.
(d)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(e)	Represents less than 0.05% of net assets.
(f)	Rate shown is the annualized seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Schedule of Written Options
April 30, 2023

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — 0.0% (b)
	Call Options - (0.0)% (b)
(20,000)	Datadog, Inc. - Class A, Expiration: 06/16/2023, Exercise Price: $130.00	$(134,760,000)	$(210,000)

	Put Options — 0.0% (b)
(600)	S&P 500 Index, Expiration: 05/05/2023, Exercise Price: $3,850.00	(250,168,800)	(31,500)
	TOTAL WRITTEN OPTIONS (Premiums Received $4,923,144)		$(241,500)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.
(b)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Investments
April 30, 2023

Shares	Security Description	Value
	COMMON STOCKS — 98.4%
	Basic Materials — 2.6%
22,232	Freeport-McMoRan, Inc.	$842,815
10,183	Linde plc (a)	3,762,109
3,131	Sherwin-Williams Company (a)	743,738
		5,348,662
	Communications — 11.5%
64,716	Alphabet, Inc. - Class C (a)(b)	7,003,566
51,898	Amazon.com, Inc. (a)(b)	5,472,644
24,630	Cisco Systems, Inc.	1,163,767
39,643	Comcast Corporation - Class A	1,640,031
12,904	Meta Platforms, Inc. - Class A (b)	3,101,089
2,700	Netflix, Inc. (b)	890,811
20,022	T-Mobile US, Inc. (a)(b)	2,881,166
11,237	Walt Disney Company (a)(b)	1,151,793
		23,304,867
	Consumer, Cyclical — 9.7%
2,649	Costco Wholesale Corporation	1,333,030
8,343	Dollar General Corporation (a)	1,847,641
9,604	Home Depot, Inc. (a)	2,886,386
9,220	Marriott International, Inc. - Class A	1,561,315
9,153	McDonald’s Corporation (a)	2,707,000
7,330	NIKE, Inc. - Class B	928,857
26,012	PulteGroup, Inc. (a)	1,746,706
15,819	Tesla, Inc. (a)(b)	2,599,220
26,387	TJX Companies, Inc.	2,079,823
13,576	Walmart, Inc. (a)	2,049,569
		19,739,547
	Consumer, Non-cyclical — 19.2%
14,259	Abbott Laboratories (a)	1,575,192
17,621	AbbVie, Inc. (a)	2,662,885
29,658	Altria Group, Inc. (a)	1,409,052
12,398	Bristol-Myers Squibb Company	827,814
2,319	Chemed Corporation	1,278,349
7,068	Elevance Health, Inc. (a)	3,312,418
6,097	Eli Lilly & Company (a)	2,413,558
12,137	Gilead Sciences, Inc.	997,783
14,857	Johnson & Johnson (a)	2,432,091
14,582	Merck & Company, Inc. (a)	1,683,783
26,412	Mondelez International, Inc. - Class A	2,026,329
13,905	PayPal Holdings, Inc. (a)(b)	1,056,780
16,944	PepsiCo, Inc. (a)	3,234,440
32,700	Pfizer, Inc.	1,271,703
17,850	Procter & Gamble Company (a)	2,791,383
11,615	Stryker Corporation	3,480,435
	COMMON STOCKS — 98.4% (Continued)
	Consumer, Non-cyclical — 19.2% (Continued)
5,489	Thermo Fisher Scientific, Inc. (a)	3,045,846
7,343	UnitedHealth Group, Inc. (a)	3,613,417
		39,113,258
	Energy — 4.9%
13,836	Diamondback Energy, Inc. (a)	1,967,479
41,445	Exxon Mobil Corporation	4,904,601
10,662	Pioneer Natural Resources Company (a)	2,319,518
14,979	Schlumberger, Ltd.	739,214
		9,930,812
	Financial — 14.0%
9,840	American Tower Corporation	2,011,198
67,414	Bank of America Corporation (a)	1,973,882
10,775	Berkshire Hathaway, Inc. - Class B (a)(b)	3,540,126
3,275	BlackRock, Inc. (a)	2,198,180
22,283	Citigroup, Inc.	1,048,861
12,210	Intercontinental Exchange, Inc. (a)	1,330,035
24,852	JPMorgan Chase & Company (a)	3,435,540
10,877	Marsh & McLennan Companies, Inc.	1,959,927
23,459	Morgan Stanley	2,110,606
18,401	Progressive Corporation (a)	2,509,896
15,911	Prologis, Inc. (a)	1,992,853
3,943	Public Storage	1,162,515
13,329	Visa, Inc. - Class A (a)	3,102,058
		28,375,677
	Industrial — 7.8%
12,287	Caterpillar, Inc. (a)	2,688,396
78,806	CSX Corporation	2,414,616
3,981	Deere & Company	1,504,898
8,119	FedEx Corporation	1,849,346
11,042	Honeywell International, Inc.	2,206,633
7,867	Lockheed Martin Corporation (a)	3,653,828
9,244	Waste Management, Inc.	1,534,966
		15,852,683
	Technology — 25.9% (c)
8,582	Accenture plc - Class A (a)	2,405,449
3,033	Adobe, Inc. (b)	1,145,139
15,096	Analog Devices, Inc.	2,715,468
86,534	Apple, Inc. (a)	14,683,089
19,595	Applied Materials, Inc.	2,214,823
3,413	Broadcom, Inc. (a)	2,138,244
19,390	Fiserv, Inc. (b)	2,367,907
7,264	Intuit, Inc. (a)	3,224,853

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Investments
April 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.4% (Continued)
	Technology — 25.9% (c) (Continued)
43,425	Microsoft Corporation (a)	$13,342,766
14,308	NVIDIA Corporation (a)	3,970,327
5,498	ServiceNow, Inc. (a)(b)	2,525,891
11,268	Texas Instruments, Inc.	1,884,010
		52,617,966
	Utilities — 2.8%
48,190	NextEra Energy, Inc. (a)	3,692,800
26,998	Southern Company	1,985,703
		5,678,503
	TOTAL COMMON STOCKS (Cost $ 185,998,139)	199,961,975

Contracts		Notional Amount
	PURCHASED OPTIONS (d) — 1.2%
	Call Options — 0.1%
850	Apple, Inc., Expiration: 06/16/2023, Exercise Price: $180.00 (e)	$14,422,800	178,925

	Put Options — 1.1%
850	Apple, Inc., Expiration: 06/16/2023, Exercise Price: $140.00	14,422,800	51,850
5,600	S&P 500 Index, Expiration: 06/16/2023, Exercise Price: $3,000.00 (e)	2,334,908,800	1,106,000
740	S&P 500 Index, Expiration: 09/15/2023, Exercise Price: $3,000.00 (e)	308,541,520	1,091,500
			2,249,350
	TOTAL PURCHASED OPTIONS (Cost $7,034,599)		2,428,275
Shares	Security Description		Value
	SHORT-TERM INVESTMENTS — 0.9%
1,942,071	First American Treasury Obligations Fund - Class X, 4.76% (f)		$1,942,071
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,942,071)		1,942,071
	Total Investments (Cost $194,974,809) — 100.5%		204,332,321
	Liabilities in Excess of Other Assets — (0.5)%		(1,074,147)
	NET ASSETS — 100.0%		$203,258,174

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held as collateral for the options written. At April 30, 2023, the value of these securities amounts to $138,335,219 or 68.1% of net assets.
(b)	Non-income producing security.
(c)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

(d)	Exchange traded.
(e)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(f)	Rate shown is the annualized seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Written Options
April 30, 2023

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (0.8)%
	Call Options — (0.3)%
(640)	Alphabet, Inc. - Class C, Expiration: 05/19/2023, Exercise Price: $115.00	$(6,926,080)	$(38,400)
(850)	Apple, Inc., Expiration: 06/16/2023, Exercise Price: $175.00	(14,422,800)	(329,375)
(32)	Broadcom, Inc., Expiration: 05/19/2023, Exercise Price: $660.00	(2,004,800)	(9,280)
(58)	Eli Lilly & Company, Expiration: 05/19/2023, Exercise Price: $410.00	(2,295,988)	(20,300)
(400)	Exxon Mobil Corporation, Expiration: 05/19/2023, Exercise Price: $125.00	(4,733,600)	(14,800)
(80)	FedEx Corporation, Expiration: 05/19/2023, Exercise Price: $240.00	(1,822,240)	(6,440)
(70)	Intuit, Inc., Expiration: 05/19/2023, Exercise Price: $470.00	(3,107,650)	(28,700)
(99)	Linde plc, Expiration: 05/19/2023, Exercise Price: $385.00	(3,657,555)	(11,385)
(120)	Meta Platforms, Inc. - Class A, Expiration: 05/19/2023, Exercise Price: $265.00	(2,883,840)	(8,580)
	Written Options (a) — (0.8)% (Continued)
	Call Options — (0.3)% (Continued)
(210)	Microsoft Corporation, Expiration: 05/19/2023, Exercise Price: $305.00	(6,452,460)	(162,225)
(200)	Microsoft Corporation, Expiration: 05/19/2023, Exercise Price: $315.00	(6,145,200)	(55,400)
(134)	NVIDIA Corporation, Expiration: 05/19/2023, Exercise Price: $315.00	(3,718,366)	(9,581)
(140)	PulteGroup, Inc., Expiration: 05/19/2023, Exercise Price: $65.00	(940,100)	(43,400)
(53)	ServiceNow, Inc., Expiration: 05/19/2023, Exercise Price: $525.00	(2,434,926)	(2,120)
(110)	Stryker Corporation, Expiration: 05/19/2023, Exercise Price: $320.00	(3,296,150)	(12,375)
(150)	Tesla, Inc., Expiration: 05/19/2023, Exercise Price: $200.00	(2,464,650)	(5,175)
			(757,536)

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Written Options
April 30, 2023 (Continued)

Contracts	Security Description	Notional Amount	Value
	Put Options — (0.5)%
(5,600)	S&P 500 Index, Expiration: 06/16/2023, Exercise Price: $2,500.00	$(2,334,908,800)	$(392,000)
(740)	S&P 500 Index, Expiration: 09/15/2023, Exercise Price: $2,500.00	(308,541,520)	(532,800)
			(924,800)
	TOTAL WRITTEN OPTIONS (Premiums Received $3,379,511)		$(1,682,336)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Schedule of Investments
April 30, 2023

Shares	Security Description	Value
	COMMON STOCKS — 95.0%
	Basic Materials — 3.4%
31,086	Ashland, Inc.	$3,158,649
147,308	Valvoline, Inc.	5,089,491
		8,248,140
	Consumer, Cyclical — 15.0%
48,936	Boyd Gaming Corporation	3,396,158
20,274	Casey’s General Stores, Inc.	4,639,097
20,553	Churchill Downs, Inc.	6,012,369
28,266	Columbia Sportswear Company	2,361,342
111,132	KB Home	4,869,804
26,587	Marriott Vacations Worldwide Corporation	3,577,547
8,440	Pool Corporation	2,965,141
42,511	RCI Hospitality Holdings, Inc.	3,184,074
51,631	Texas Roadhouse, Inc.	5,711,421
		36,716,953
	Consumer, Non-cyclical — 13.2%
34,137	Booz Allen Hamilton Holding Corporation	3,267,594
12,769	Chemed Corporation	7,038,911
51,239	Encompass Health Corporation	3,286,982
64,730	Ensign Group, Inc.	6,284,636
71,935	EVERTEC, Inc.	2,495,425
40,032	ICF International, Inc.	4,563,648
61,922	Kforce, Inc.	3,662,067
78,383	SpartanNash Company	1,921,951
		32,521,214
	Energy — 7.5%
27,318	Chord Energy Corporation	3,888,171
30,226	Civitas Resources, Inc.	2,087,105
95,285	Helmerich & Payne, Inc.	3,159,651
154,090	Sitio Royalties Corporation - Class A	3,912,345
185,168	Viper Energy Partners LP	5,451,346
		18,498,618
	Financial — 28.0% (a)
36,914	Agree Realty Corporation	2,509,783
122,351	Apple Hospitality REIT, Inc.	1,821,806
41,418	Community Healthcare Trust, Inc.	1,482,350
191,191	Compass Diversified Holdings	3,644,100
22,542	EastGroup Properties, Inc.	3,754,596
83,793	Enterprise Financial Services Corporation	3,582,989
124,991	Essential Properties Realty Trust, Inc.	3,093,527
69,591	Four Corners Property Trust, Inc.	1,775,266
88,444	German American Bancorp, Inc.	2,571,067
36,184	Hanover Insurance Group, Inc.	4,326,159
19,302	Hingham Institution for Savings	3,755,397
	COMMON STOCKS — 95.0% (Continued)
	Financial — 28.0% (a) (Continued)
122,323	Home BancShares, Inc.	2,662,972
240,087	Ladder Capital Corporation	2,244,813
53,216	Lakeland Financial Corporation	2,696,455
50,051	National Storage Affiliates Trust	1,929,466
136,159	NewtekOne, Inc.	1,546,766
202,062	Old Second Bancorp, Inc.	2,483,342
100,534	Pacific Premier Bancorp, Inc.	2,235,876
59,873	Preferred Bank	2,878,694
20,988	Primerica, Inc.	3,830,520
147,634	Seacoast Banking Corporation of Florida	3,275,998
63,584	Stock Yards Bancorp, Inc.	3,090,182
43,628	Terreno Realty Corporation	2,687,048
72,350	Washington Trust Bancorp, Inc.	2,033,759
163,055	West BanCorp, Inc.	2,809,438
		68,722,369
	Industrial — 20.9%
25,637	AptarGroup, Inc.	3,038,241
53,469	Arcosa, Inc.	3,611,296
21,990	Comfort Systems USA, Inc.	3,287,285
41,117	Forward Air Corporation	4,338,255
26,840	Franklin Electric Company, Inc.	2,401,375
45,266	Graco, Inc.	3,589,141
35,173	Grupo Aeroportuario del Centro Norte SAB de CV - ADR	3,076,934
18,798	Hubbell, Inc.	5,062,677
16,796	Kadant, Inc.	3,121,201
24,852	Landstar System, Inc.	4,374,698
27,341	Lincoln Electric Holdings, Inc.	4,587,820
30,660	Owens Corning	3,274,795
30,642	Tetra Tech, Inc.	4,239,933
41,864	UFP Industries, Inc.	3,287,161
		51,290,812
	Technology — 1.7%
147,721	Magic Software Enterprises, Ltd.	1,980,939
113,331	Sapiens International Corporation NV	2,281,353
		4,262,292
	Utilities — 5.9%
138,782	Atlantica Sustainable Infrastructure plc	3,694,377
73,054	California Water Service Group	4,096,868
65,465	New Jersey Resources Corporation	3,380,613
46,271	Otter Tail Corporation	3,329,198
		14,501,056
	TOTAL COMMON STOCKS (Cost $228,882,292)	234,761,454

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Schedule of Investments
April 30, 2023 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 4.4%
10,832,464	First American Treasury Obligations Fund - Class X, 4.76% (b)	$10,832,464
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,832,464)	10,832,464
	Total Investments (Cost $239,714,756) — 100.0%	245,593,918
	Other Assets in Excess of Liabilities — 0.0% (c)	51,061
	NET ASSETS — 100.0%	$245,644,979

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

(b)	Rate shown is the annualized seven-day yield as of April 30, 2023.
(c)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

International Drawdown Managed Equity ETF

Schedule of Investments
April 30, 2023

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS — 99.1% (a)
	Developed Market Equity — 70.9%
724,179	iShares Core MSCI International Developed Markets ETF (b)(c)	$45,014,967

	Emerging Market Equity — 26.2%
484,408	SPDR Portfolio Emerging Markets ETF (c)	16,528,001
	TOTAL EXCHANGE TRADED FUNDS (Cost $55,934,866)	61,542,968

	SHORT-TERM INVESTMENTS — 0.9%
560,984	First American Treasury Obligations Fund - Class X, 4.76% (d)	560,984
	TOTAL SHORT-TERM INVESTMENTS (Cost $560,984)	560,984
	Total Investments (Cost $56,495,850) — 100.0%	62,103,952
	Other Assets in Excess of Liabilities — 0.0% (e)	2,901
	NET ASSETS — 100.0%	$62,106,853

Percentages are stated as a percent of net assets.

(a)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 9 in Notes to Financial Statements.

(b)	All or a portion of this security is held as collateral for options written. At April 30, 2023, the value of these securities amounts to $45,014,967 or 70.9% of net assets.
(c)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Rate shown is the annualized seven-day yield as of April 30, 2023.
(e)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Schedule of Investments
April 30, 2023

Principal Amount	Security Description	Value
	EQUITY-LINKED NOTES — 14.4%
$16,800,000	BofA Finance, LLC, ELN, 44.15%, 06/01/2023, (linked to S&P 500 Index) (a)(b)	$16,800,000
10,700,000	Citigroup Global Markets Holdings, Inc., ELN, 34.70%, 05/17/2023, (linked to S&P 500 Index) (a)(b)	10,706,783
10,100,000	GS Finance Corporation, ELN, 45.38%, 05/10/2023, (linked to S&P 500 Index) (a)(b)	10,241,274
14,200,000	RBC Capital Markets, LLC, ELN, 34.52%, 05/24/2023, (linked to S&P 500 Index) (a)(b)	14,298,404
	TOTAL EQUITY-LINKED NOTES (Cost $51,800,000)	52,046,461

	U.S. GOVERNMENT NOTES — 62.3%
	U.S. Treasury Notes — 62.3%
	United States Treasury Notes
20,000,000	10/15/2023, 0.125%	19,573,874
3,225,000	11/15/2023, 2.750%	3,187,669
111,000,000	01/31/2024, 0.875%	107,721,642
15,000,000	02/29/2024, 1.500%	14,586,919
15,000,000	03/15/2024, 0.250%	14,415,848
8,000,000	04/30/2024, 2.000%	7,778,502
25,000,000	04/30/2024, 2.250%	24,365,437
16,625,000	09/30/2024, 4.250%	16,576,619
14,000,000	11/30/2024, 4.500%	14,028,711
1,975,000	10/15/2025, 4.250%	1,989,735
1,550,000	09/30/2027, 4.125%	1,582,604
	TOTAL U.S. GOVERNMENT NOTES (Cost $225,834,473)	225,807,560

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 21.3%
$77,036,183	First American Treasury Obligations Fund - Class X, 4.76% (c)	$77,036,183
	TOTAL SHORT-TERM INVESTMENTS (Cost $77,036,183)	77,036,183
	Total Investments (Cost $354,670,656) — 98.0%	354,890,204
	Other Assets in Excess of Liabilities — 2.0%	7,314,671
	NET ASSETS — 100.0%	$362,204,875

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $52,046,461, which represents 14.5% of net assets.
(c)	Rate shown is the annualized seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Assets and Liabilities

April 30, 2023

	Aptus Collared Investment Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
ASSETS
Investments in unaffiliated securities, at value*	$589,433,600	$238,081,750	$204,332,321
Investments in affiliated securities, at value*	—	411,109,020	—
Receivable for capital shares sold	—	—	—
Deposit at broker for options	4,105,006	14,282,407	620,380
Restricted cash for options	254,529	—	33,173
Dividends and interest receivable	427,720	53,009	168,316
Receivable for securities sold	3,767,379	—	1,719,825
Total assets	597,988,234	663,526,186	206,874,015

LIABILITIES
Written options, at value (premiums received, $4,739,561, $4,923,144, $3,379,511)	5,206,615	241,500	1,682,336
Payable for securities purchased	5,694,408	—	29,141
Management fees payable	381,285	384,353	149,674
Payable for capital shares redeemed	—	—	1,754,690
Total liabilities	11,282,308	625,853	3,615,841

NET ASSETS	$586,705,926	$662,900,333	$203,258,174

Net Assets Consist of:
Paid-in capital	$570,737,400	$760,861,503	$277,716,787
Total distributable earnings (accumulated deficit)	15,968,526	(97,961,170)	(74,458,613)
Net assets	$586,705,926	$662,900,333	$203,258,174

Net Asset Value:
Net assets	$586,705,926	$662,900,333	$203,258,174
Shares outstanding ^	19,350,000	25,750,000	5,791,755
Net asset value, offering and redemption price per share	$30.32	$25.74	$35.09

* Identified cost:
Investments in unaffiliated securities	$510,791,081	$254,484,396	$194,974,809
Investment in affiliated securities	—	413,551,638	—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Assets and Liabilities

April 30, 2023 (Continued)

	Opus Small Cap Value ETF	International Drawdown Managed Equity ETF	Aptus Enhanced Yield ETF
ASSETS
Investments in unaffiliated securities, at value*	$245,593,918	$62,103,952	$354,890,204
Investments in affiliated securities, at value*	—	—	—
Receivable for capital shares sold	1,532,415	—	9,923,200
Deposit at broker for options	—	—	—
Restricted cash for options	—	—	—
Dividends and interest receivable	133,949	2,596	2,368,886
Receivable for securities sold	—	37,854	11,972,780
Total assets	247,260,282	62,144,402	379,155,070

LIABILITIES
Written options, at value (premiums received, $0, $0, $0)	—	—	—
Payable for securities purchased	1,458,010	—	16,800,000
Management fees payable	157,293	37,549	150,195
Payable for capital shares redeemed	—	—	—
Total liabilities	1,615,303	37,549	16,950,195

NET ASSETS	$245,644,979	$62,106,853	$362,204,875

Net Assets Consist of:
Paid-in capital	$250,311,912	$94,334,149	$365,363,425
Total distributable earnings (accumulated deficit)	(4,666,933)	(32,227,296)	(3,158,550)
Net assets	$245,644,979	$62,106,853	$362,204,875

Net Asset Value:
Net assets	$245,644,979	$62,106,853	$362,204,875
Shares outstanding ^	7,975,000	3,100,000	14,600,000
Net asset value, offering and redemption price per share	$30.80	$20.03	$24.81

* Identified cost:
Investments in unaffiliated securities	$239,714,756	$56,495,850	$354,670,656
Investment in affiliated securities	—	—	—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Operations

For the Year/Period Ended April 30, 2023

	Aptus Collared Investment Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
INCOME
Dividends from unaffiliated investments*	$8,231,518	$626,947	$4,908,720
Dividends from affiliated investments	—	22,137,507	—
Interest	152,242	1,004,867	73,645
Total investment income	8,383,760	23,769,321	4,982,365

EXPENSES
Management fees	3,977,545	5,325,795	2,422,251
Total expenses	3,977,545	5,325,795	2,422,251
Net investment income (loss)	4,406,215	18,443,526	2,560,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	(41,984,603)	(3,974,142)	(45,319,080)
Investments in affiliated securities	—	(41,448,977)	—
In-kind redemptions on unaffiliated securities	9,891,565	(50,266)	40,324,979
In-kind redemptions on affiliated securities	—	(2,746,251)	—
Capital gain distributions from affiliated underlying exchange traded funds	—	12,210	—
Written options	(1,471,695)	(21,129,686)	4,164,299
Foreign currency transactions	—	—	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	45,331,356	(12,250,263)	(32,890,447)
Investments in affiliated securities	—	35,732,125	—
Written options	120,943	4,900,415	3,061,924
Foreign currency translation	—	—	—
Net realized and unrealized gain (loss) on investments	11,887,566	(40,954,835)	(30,658,325)
Net increase (decrease) in net assets resulting from operations	$16,293,781	$(22,511,309)	$(28,098,211)

* Net of foreign withholding taxes	$4,999	$—	$12,368

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Operations

For the Year/Period Ended April 30, 2023 (Continued)

	Opus Small Cap Value ETF	International Drawdown Managed Equity ETF	Aptus Enhanced Yield ETF (1)
INCOME
Dividends from unaffiliated investments*	$4,598,685	$3,397,613	$—
Dividends from affiliated investments	—	—	—
Interest	209,329	25,512	11,621,835
Total investment income	4,808,014	3,423,125	11,621,835

EXPENSES
Management fees	1,666,198	649,382	639,363
Total expenses	1,666,198	649,382	639,363
Net investment income (loss)	3,141,816	2,773,743	10,982,472

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	(9,016,343)	(37,961,652)	(4,215,593)
Investments in affiliated securities	—	—	—
In-kind redemptions on unaffiliated securities	5,347,210	388,532	—
In-kind redemptions on affiliated securities	—	—	—
Capital gain distributions from affiliated underlying exchange traded funds	—	—	—
Written options	—	(132,764)	—
Foreign currency transactions	14	—	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(60,906)	26,976,397	219,548
Investments in affiliated securities	—	—	—
Written options	—	—	—
Foreign currency translation	169	—	—
Net realized and unrealized gain (loss) on investments	(3,729,856)	(10,729,487)	(3,996,045)
Net increase (decrease) in net assets resulting from operations	$(588,040)	$(7,955,744)	$6,986,427

* Net of foreign withholding taxes	$32,015	$—	$—

(1)	The Fund commenced operations on October 31, 2022. The information presented is from October 31, 2022 to April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$4,406,215	$1,854,371
Net realized gain (loss) on investments and written options	(33,564,733)	7,504,247
Change in unrealized appreciation (depreciation) on investments and written options	45,452,299	(12,045,600)
Net increase (decrease) in net assets resulting from operations	16,293,781	(2,686,982)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(7,687,025)	(1,918,599)
Total distributions to shareholders	(7,687,025)	(1,918,599)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	226,161,150	222,153,030
Payments for shares redeemed	(50,295,320)	(17,056,045)
Net increase (decrease) in net assets derived from capital share transactions (a)	175,865,830	205,096,985
Net increase (decrease) in net assets	$184,472,586	$200,491,404

NET ASSETS
Beginning of year	$402,233,340	$201,741,936
End of year	$586,705,926	$402,233,340

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	7,650,000	7,150,000
Shares redeemed	(1,700,000)	(550,000)
Net increase (decrease)	5,950,000	6,600,000

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$18,443,526	$6,299,033
Net realized gain (loss) on investments and written options	(69,337,112)	(16,196,059)
Change in unrealized appreciation (depreciation) on investments and written options	28,382,277	(42,924,225)
Net increase (decrease) in net assets resulting from operations	(22,511,309)	(52,821,251)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(17,431,596)	(20,526,380)
Total distributions to shareholders	(17,431,596)	(20,526,380)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	112,734,745	389,698,415
Payments for shares redeemed	(313,261,710)	(69,344,055)
Net increase (decrease) in net assets derived from capital share transactions (a)	(200,526,965)	320,354,360
Net increase (decrease) in net assets	$(240,469,870)	$247,006,729

NET ASSETS
Beginning of year	$903,370,203	$656,363,474
End of year	$662,900,333	$903,370,203

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	4,300,000	13,500,000
Shares redeemed	(12,000,000)	(2,400,000)
Net increase (decrease)	(7,700,000)	11,100,000

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$2,560,114	$808,362
Net realized gain (loss) on investments and written options	(829,802)	832,249
Change in unrealized appreciation (depreciation) on investments and written options	(29,828,523)	(15,756,730)
Net increase (decrease) in net assets resulting from operations	(28,098,211)	(14,116,119)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,468,669)	(772,332)
Total distributions to shareholders	(2,468,669)	(772,332)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	70,740,335	166,728,365
Payments for shares redeemed	(200,934,415)	(10,154,155)
Net increase (decrease) in net assets derived from capital share transactions (a)	(130,194,080)	156,574,210
Net increase (decrease) in net assets	$(160,760,960)	$141,685,759

NET ASSETS
Beginning of year	$364,019,134	$222,333,375
End of year	$203,258,174	$364,019,134

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	2,050,000	4,050,000
Shares redeemed	(5,800,000)	(250,000)
Net increase (decrease)	(3,750,000)	3,800,000

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$3,141,816	$1,037,714
Net realized gain (loss) on investments and foreign currency	(3,669,119)	4,954,649
Change in unrealized appreciation (depreciation) on investments and foreign currency	(60,737)	(16,164,875)
Net increase (decrease) in net assets resulting from operations	(588,040)	(10,172,512)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,979,351)	(1,560,722)
Total distributions to shareholders	(2,979,351)	(1,560,722)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	82,471,160	102,346,398
Payments for shares redeemed	(20,681,575)	(9,850,255)
Net increase (decrease) in net assets derived from capital share transactions (a)	61,789,585	92,496,143
Net increase (decrease) in net assets	$58,222,194	$80,762,909

NET ASSETS
Beginning of year	$187,422,785	$106,659,876
End of year	$245,644,979	$187,422,785

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	2,650,000	3,050,000
Shares redeemed	(650,000)	(300,000)
Net increase (decrease)	2,000,000	2,750,000

The accompanying notes are an integral part of these financial statements.

International Drawdown Managed Equity ETF

Statement of Changes in Net Assets

	Year Ended April 30, 2023	Period Ended April 30, 2022 (1)
OPERATIONS
Net investment income (loss)	$2,773,743	$1,580,226
Net realized gain (loss) on investments and written options	(37,705,884)	(357,767)
Change in unrealized appreciation (depreciation) on investments	26,976,397	(21,368,295)
Net increase (decrease) in net assets resulting from operations	(7,955,744)	(20,145,836)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,767,957)	(1,732,695)
Total distributions to shareholders	(2,767,957)	(1,732,695)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,881,365	166,218,085
Payments for shares redeemed	(98,959,565)	(2,430,800)
Net increase (decrease) in net assets derived from capital share transactions (a)	(69,078,200)	163,787,285
Net increase (decrease) in net assets	$(79,801,901)	$141,908,754

NET ASSETS
Beginning of year/period	$141,908,754	$—
End of year/period	$62,106,853	$141,908,754

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	1,500,000	6,750,000
Shares redeemed	(5,050,000)	(100,000)
Net increase (decrease)	(3,550,000)	6,650,000

(1)	The Fund commenced operations on July 22, 2021. The information presented is from July 22, 2021 to April 30, 2022.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Statement of Changes in Net Assets

Period Ended April 30, 2023 (1)
OPERATIONS
Net investment income (loss)	$10,982,472
Net realized gain (loss) on investments	(4,215,593)
Change in unrealized appreciation (depreciation) on investments	219,548
Net increase (decrease) in net assets resulting from operations	6,986,427

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(10,144,977)
Total distributions to shareholders	(10,144,977)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	376,653,195
Payments for shares redeemed	(11,289,770)
Net increase (decrease) in net assets derived from capital share transactions (a)	365,363,425
Net increase (decrease) in net assets	$362,204,875

NET ASSETS
Beginning of period	$—
End of period	$362,204,875

(a)	A summary of capital share transactions is as follows:

Shares
Shares sold	15,050,000
Shares redeemed	(450,000)
Net increase (decrease)	14,600,000

(1)	The Fund commenced operations on October 31, 2022. The information presented is from October 31, 2022 to April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended April 30,			Period Ended April 30,
	2023	2022	2021	2020(1)
Net asset value, beginning of year/period	$30.02	$29.67	$24.04	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.26	0.19	0.27	0.49
Net realized and unrealized gain (loss) on investments (6)	0.47	0.34	5.61	(1.01)
Total from investment operations	0.73	0.53	5.88	(0.52)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.24)	(0.18)	(0.25)	(0.44)
From realized gains	(0.19)	—	—	—
Total distributions to shareholders	(0.43)	(0.18)	(0.25)	(0.44)

Net asset value, end of year/period	$30.32	$30.02	$29.67	$24.04

Total return	2.53%	1.78%	24.57%	-2.14	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$586,706	$402,233	$201,742	$112,970

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79%	0.79%	0.79	%(4)
Net investment income (loss) to average net assets	0.88%	0.60%	0.99%	2.46	%(4)
Portfolio turnover rate (5)	69%	48%	46%	170	%(3)

(1)	Commencement of operations on July 9, 2019.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	Year Ended April 30,						Period Ended April 30,
	2023	2022		2021		2020	2019(1)
Net asset value, beginning of year/period	$27.01	$29.37		$29.38		$26.51	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)(3)	0.62	0.23		0.32		0.55	0.35
Net realized and unrealized gain (loss) on investments (9)	(1.28)	(1.86)		1.31		3.14	1.90
Total from investment operations	(0.66)	(1.63)		1.63		3.69	2.25

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.61)	(0.20)		(0.33)		(0.50)	(0.27)
From realized gains	—	(0.53)		(1.31)		(0.32)	(0.47)
Total distributions to shareholders	(0.61)	(0.73)		(1.64)		(0.82)	(0.74)

Net asset value, end of year/period	$25.74	$27.01		$29.37		$29.38	$26.51

Total return	-2.39%	-5.73%		5.62%		14.12%	9.23	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$662,900	$903,370		$656,363		$260,029	$104,695

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (5)	0.69%	0.70	%(7)	0.70	%(7)	0.69%	0.69	%(6)
Net investment income (loss) to average net assets (3)	2.39%	0.79	%(7)	1.07	%(7)	1.97%	1.86	%(6)
Portfolio turnover rate (8)	119%	69%		28%		78%	21	%(4)

(1)	Commencement of operations on August 7, 2018.
(2)	Calculated based on average shares outstanding during the year/period.
(3)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)	Not annualized.
(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Annualized.
(7)	Includes broker interest expense of 0.01%.
(8)	Excludes the impact of in-kind transactions.
(9)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Financial Highlights
For a capital share outstanding throughout the year

	Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$38.15	$38.72	$30.23	$29.82	$32.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.29	0.11	0.10	0.28	0.29
Net realized and unrealized gain (loss) on investments (3)	(3.06)	(0.58)	8.52	0.39	(2.72)
Total from investment operations	(2.77)	(0.47)	8.62	0.67	(2.43)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.29)	(0.10)	(0.12)	(0.26)	(0.24)
Tax return of capital to shareholders	—	—	(0.01)	—	—
Total distributions to shareholders	(0.29)	(0.10)	(0.13)	(0.26)	(0.24)

Net asset value, end of year	$35.09	$38.15	$38.72	$30.23	$29.82

Total return	-7.24%	-1.23%	28.59%	2.27%	-7.46%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$203,258	$364,019	$222,333	$131,249	$70,065

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income (loss) to average net assets	0.83%	0.27%	0.29%	0.94%	0.91%
Portfolio turnover rate (2)	64%	43%	48%	230%	321%

(1)	Calculated based on average shares outstanding during the year.
(2)	Excludes the impact of in-kind transactions.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	Year Ended April 30,				Period Ended April 30,
	2023	2022	2021	2020	2019(1)
Net asset value, beginning of year/period	$31.37	$33.07	$20.41	$25.00	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.46	0.22	0.21	0.48	0.38
Net realized and unrealized gain (loss) on investments (7)	(0.59)	(1.59)	12.69	(4.53)	(0.08)
Total from investment operations	(0.13)	(1.37)	12.90	(4.05)	0.30

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.44)	(0.21)	(0.20)	(0.49)	(0.30)
From realized gains	—	(0.12)	—	—	—
Tax return of capital to shareholders	—	—	(0.04)	(0.05)	—
Total distributions to shareholders	(0.44)	(0.33)	(0.24)	(0.54)	(0.30)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	—	—	—	0.00 (3)	0.00	(3)

Net asset value, end of year/period	$30.80	$31.37	$33.07	$20.41	$25.00

Total return	-0.39%	-4.25%	63.49%	-16.46%	1.34	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$245,645	$187,423	$106,660	$44,393	$46,877

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79	%(5)
Net investment income (loss) to average net assets	1.49%	0.67%	0.77%	1.94%	2.01	%(5)
Portfolio turnover rate (6)	35%	45%	65%	56%	31	%(4)

(1)	Commencement of operations on July 17, 2018.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.
(7)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

International Drawdown Managed Equity ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	Year Ended April 30, 2023	Period Ended April 30, 2022(1)
Net asset value, beginning of year/period	$21.34	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)(3)	0.50	0.36
Net realized and unrealized gain (loss) on investments (8)	(1.31)	(3.68)
Total from investment operations	(0.81)	(3.32)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.50)	(0.34)
Total distributions to shareholders	(0.50)	(0.34)

Net asset value, end of year/period	$20.03	$21.34

Total return	-3.62%	-13.46	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$62,107	$141,909

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (5)	0.59%	0.59	%(6)
Net investment income (loss) to average net assets (3)	2.52%	1.93	%(6)
Portfolio turnover rate (7)	102%	2	%(4)

(1)	Commencement of operations on July 22, 2021.
(2)	Calculated based on average shares outstanding during the year/period.
(3)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)	Not annualized.
(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.
(8)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Financial Highlights
For a capital share outstanding throughout the period

	Period Ended April 30, 2023 (1)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	1.26
Net realized and unrealized gain (loss) on investments (6)	(0.52)
Total from investment operations	0.74

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.93)
Total distributions to shareholders	(0.93)

Net asset value, end of period	$24.81

Total return	2.99	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$362,205

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.59	%(4)
Net investment income (loss) to average net assets	10.13	%(4)
Portfolio turnover rate (5)	0	%(3)

(1)	Commencement of operations on October 31, 2022.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Notes to Financial Statements

April 30, 2023

NOTE 1 – ORGANIZATION

Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF and Aptus Enhanced Yield ETF are each a diversified series and International Drawdown Managed Equity ETF is a non-diversified series (individually each a “Fund” or collectively the “Funds”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The investment objective of Aptus Collared Investment Opportunity ETF is to seek current income and capital appreciation. The investment objective of Aptus Defined Risk ETF is to seek current income and capital appreciation. The investment objective of Aptus Drawdown Managed Equity ETF is to seek capital appreciation with downside protection. The investment objective of Opus Small Cap Value ETF is to seek capital appreciation. The investment objective of International Drawdown Managed Equity ETF is to seek capital appreciation with downside protection. The investment objective of Aptus Enhanced Yield ETF is to seek current income and capital preservation. The table below shows the date each fund commenced operations:

Fund	Date of Commencement
Aptus Collared Investment Opportunity ETF	July 9, 2019
Aptus Defined Risk ETF	August 7, 2018
Aptus Drawdown Managed Equity ETF	June 8, 2016
Opus Small Cap Value ETF	July 17, 2018
International Drawdown Managed Equity ETF	July 22, 2021
Aptus Enhanced Yield ETF	October 31, 2022

The end of the reporting period for the Funds is April 30, 2023 and the period covered by these Notes to Financial Statements is the fiscal year from May 1, 2022 to April 30, 2023 for Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Equity ETF, Opus Small Cap Value ETF and International Drawdown Managed Equity ETF, and the period from October 31, 2022 to April 30, 2023 for Aptus Enhanced Yield ETF (each, respectively, the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued in accordance with prices provided by a pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotation.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Aptus Collared Investment Opportunity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$579,671,687	$—	$—	$579,671,687
Purchased Options	—	7,905,500	—	7,905,500
Short-Term Investments	1,856,413	—	—	1,856,413
Total Investments in Securities	$581,528,100	$7,905,500	$—	$589,433,600

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$5,206,615	$—	$5,206,615
Total Written Options	$—	$5,206,615	$—	$5,206,615

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

Aptus Defined Risk ETF

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$633,147,655	$—	$—	$633,147,655
Purchased Options	—	1,776,750	—	1,776,750
Short-Term Investments	14,266,365	—	—	14,266,365
Total Investments in Securities	$647,414,020	$1,776,750	$—	$649,190,770

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$241,500	$—	$241,500
Total Written Options	$—	$241,500	$—	$241,500

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Aptus Drawdown Managed Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$199,961,975	$—	$—	$199,961,975
Purchased Options	—	2,428,275	—	2,428,275
Short-Term Investments	1,942,071	—	—	1,942,071
Total Investments in Securities	$201,904,046	2,428,275	$—	$204,332,321

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$1,682,336	$—	$1,682,336
Total Written Options	$—	$1,682,336	$—	$1,682,336

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Opus Small Cap Value ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$234,761,454	$—	$—	$234,761,454
Short-Term Investments	10,832,464	—	—	10,832,464
Total Investments in Securities	$245,593,918	$—	$—	$245,593,918

^	See Schedule of Investments for breakout of investments by sector classification.

International Drawdown Managed Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$61,542,968	$—	$—	$61,542,968
Short-Term Investments	560,984	—	—	560,984
Total Investments in Securities	$62,103,952	$—	$—	$62,103,952

^	See Schedule of Investments for further disaggregation of investment categories.

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

Aptus Enhanced Yield ETF

Assets^	Level 1	Level 2	Level 3	Total
Equity-Linked Notes	$—	$52,046,461	$—	$52,046,461
U.S. Government Notes	—	225,807,560	—	225,807,560
Short-Term Investments	77,036,183	—	—	77,036,183
Total Investments in Securities	$77,036,183	$277,854,021	$—	$354,890,204

^	See Schedule of Investments for further disaggregation of investment categories.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Equity-Linked Notes (“ELNs”). Aptus Enhanced Yield ETF invested in ELNs. These are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities and a related equity derivative, such as a put or call option, in a single note form. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source and underlying terms of the note. These notes have a coupon which is accrued and recorded as Interest income on the Statements of Operations. Changes in the value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. A Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on investments in the Statements of Operations.

C.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and applicable state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the effective yield method. Withholdings taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from the Funds’ investments in real estate investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid at least annually. Distributions to shareholders from net realized gains are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to differing book and tax treatment for redemptions in-kind, wash sales and REITs. For the fiscal year/period ended April 30, 2023, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Aptus Collared Investment Opportunity ETF	$(9,833,664)	$9,833,664
Aptus Defined Risk ETF	3,584,502	(3,584,502)
Aptus Drawdown Managed Equity ETF	(38,288,906)	38,288,906
Opus Small Cap Value ETF	(5,322,416)	5,322,416
International Drawdown Managed Equity	407,332	(407,332)
Aptus Enhanced Yield ETF	—	—

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective May 1, 2023, International Drawdown Managed Equity ETF changed its name to Aptus International Enhanced Yield ETF (IDUB) and its investment objective from seeking capital appreciation with downside protection to seeking capital appreciation and current income. The Fund’s management fee was reduced from 0.59% to 0.39%. There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Aptus Capital Advisors, LLC (the “Adviser”), serves as the investment adviser to the Funds. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Funds, the Funds pay the Adviser a unified management fee which is calculated daily and paid monthly based on each Fund’s average daily net assets:

Aptus Collared Investment Opportunity ETF	0.79%
Aptus Defined Risk ETF	0.69%
Aptus Drawdown Managed Equity ETF	0.79%
Opus Small Cap Value ETF	0.79%
International Drawdown Managed Equity ETF	0.59%
Aptus Enhanced Yield ETF	0.59%

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding options, short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Aptus Collared Investment Opportunity ETF	$343,029,508	$337,339,245
Aptus Defined Risk ETF	854,937,659	860,146,144
Aptus Drawdown Managed Equity ETF	190,490,912	215,098,961
Opus Small Cap Value ETF	72,076,763	72,675,622
International Drawdown Managed Equity ETF	107,517,122	113,017,041
Aptus Enhanced Yield ETF	131,521,191	—

There were no purchases or sales of U.S. Government securities in Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF, and International Drawdown Managed Equity ETF during the current fiscal period. Included in the amounts for Aptus Enhanced Yield ETF there were $131,521,191 of purchases of long-term U.S. Government securities during the current fiscal period.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Purchases	In-Kind Sales
Aptus Collared Investment Opportunity ETF	$219,244,914	$50,798,736
Aptus Defined Risk ETF	104,867,688	291,599,710
Aptus Drawdown Managed Equity ETF	68,510,563	196,393,405
Opus Small Cap Value ETF	79,043,490	20,121,107
International Drawdown Managed Equity ETF	29,251,954	97,245,841
Aptus Enhanced Yield ETF	—	—

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

NOTE 5 – TRANSACTIONS WITH AFFILIATED SECURITIES

Investments in issuers considered to be affiliate(s) of the Funds during the current fiscal period for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Aptus Defined Risk ETF
Affiliated Issuer	Value at 4/30/2022		Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 4/30/2023
Invesco BulletShares 2025 Corporate Bond ETF*	$25,829,734		$151,976,717	$(95,166,011)	$(1,987,835)	$(1,111,333)	$79,541,272
Invesco BulletShares 2026 Corporate Bond ETF*	25,772,240		152,005,749	(90,787,198)	(2,320,725)	(1,104,291)	83,565,775
Invesco BulletShares 2027 Corporate Bond ETF**	—		45,067,448	(12,970,729)	(227,950)	(449,023)	31,419,746
Invesco BulletShares 2028 Corporate Bond ETF*	6,378,762		29,767,888	(8,944,934)	(14,000)	324,127	27,511,843
Invesco BulletShares 2029 Corporate Bond ETF	—		35,180,540	(8,151,368)	3,155	540,813	27,573,140
Invesco BulletShares 2030 Corporate Bond ETF	—		37,390,257	(9,052,970)	(54,910)	698,252	28,980,629
Invesco BulletShares 2031 Corporate Bond ETF	—		24,133,418	(2,856,173)	58,801	813,003	22,149,049
iShares iBonds Dec 2024 Term Corporate ETF**	179,860,435		268,717	(180,291,243)	(9,111,288)	9,273,379	—
iShares iBonds Dec 2025 Term Corporate ETF**	190,017,857		283,454	(190,566,642)	(13,853,862)	14,119,193	—
iShares iBonds Dec 2026 Term Corporate ETF**	182,671,728		272,707	(183,349,642)	(12,884,833)	13,290,040	—
iShares iBonds Dec 2027 Term Corporate ETF	147,698,876		47,538,618	(90,980,980)	(3,538,193)	170,024	100,888,345
iShares iBonds Dec 2028 Term Corporate ETF	—		204,918,412	(101,990,518)	(240,923)	(1,339,871)	101,347,100
iShares iBonds Dec 2029 Term Corporate ETF	—		77,069,705	(21,292,402)	(114,601)	(673,955)	54,988,747
iShares iBonds Dec 2030 Term Corporate ETF	—		54,753,481	(13,472,040)	(47,092)	(239,694)	40,994,655
iShares iBonds Dec 2031 Term Corporate ETF	—		39,960,417	(7,333,552)	139,028	1,421,461	34,187,354
	$758,229,632	***			$(44,195,228)	$35,732,125	$633,147,655	***

*	As of April 30, 2022 and April 30, 2023, not considered to be an affiliate of the Fund.
**	As of April 30, 2023, no longer considered to be an affiliate of the Fund.
***	Value of affiliates as of April 30, 2022 and April 30, 2023 were $700,248,896 and $411,109,020, respectively.

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

Affiliated Issuer (continued)	Shares Held at 4/30/2023	Dividend Income	Capital Gain Distributions from Underlying Funds
Invesco BulletShares 2025 Corporate Bond ETF*	3,916,360	$2,945,075	$—
Invesco BulletShares 2026 Corporate Bond ETF*	4,351,251	3,316,110	—
Invesco BulletShares 2027 Corporate Bond ETF*	1,623,340	1,058,043	12,210
Invesco BulletShares 2028 Corporate Bond ETF*	1,365,352	736,452	—
Invesco BulletShares 2029 Corporate Bond ETF	1,502,992	643,161	—
Invesco BulletShares 2030 Corporate Bond ETF	1,750,038	649,317	—
Invesco BulletShares 2031 Corporate Bond ETF	1,360,089	328,552	—
iShares iBonds Dec 2024 Term Corporate ETF*	—	275,660	—
iShares iBonds Dec 2025 Term Corporate ETF*	—	310,388	—
iShares iBonds Dec 2026 Term Corporate ETF*	—	331,953	—
iShares iBonds Dec 2027 Term Corporate ETF	4,226,575	4,459,303	—
iShares iBonds Dec 2028 Term Corporate ETF	4,053,884	3,422,158	—
iShares iBonds Dec 2029 Term Corporate ETF	2,399,160	1,945,502	—
iShares iBonds Dec 2030 Term Corporate ETF	1,896,145	1,106,406	—
iShares iBonds Dec 2031 Term Corporate ETF	1,651,563	609,427	—
		$22,137,507	$12,210

*	As of April 30, 2023, no longer considered to be an affiliate of the Fund.

NOTE 6 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of April 30, 2023 were as follows:

	Aptus Collared Investment Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF	Opus Small Cap Value ETF	International Drawdown Managed Equity ETF	Aptus Enhanced Yield ETF
Tax cost of investments	$510,879,530	$666,390,795	$195,707,317	$240,167,682	$56,496,069	$354,670,656
Gross tax unrealized appreciation	95,943,253	9,140,913	24,531,852	25,579,991	5,630,210	459,422
Gross tax unrealized depreciation	(18,194,874)	(22,672,656)	(16,166,797)	(20,153,755)	(22,327)	(239,874)
Net tax unrealized appreciation (depreciation)	77,748,379	(13,531,743)	8,365,055	5,426,236	5,607,883	219,548
Undistributed ordinary income	268,065	2,107,800	118,707	293,013	—	837,495
Undistributed long-term capital gains	—	—	—	—	—	—
Other accumulated gain (loss)	(62,047,918)	(86,537,227)	(82,942,375)	(10,386,182)	(37,835,179)	(4,215,593)
Distributable earnings (accumulated deficit)	$15,968,526	$(97,961,170)	$(74,458,613)	$(4,666,933)	$(32,227,296)	$(3,158,550)

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales and the mark-to-market on open Section 1256 options contracts. Unrealized appreciation (depreciation) on written equity options is included in gross tax unrealized appreciation (depreciation) on investments for Aptus Collated Investment Opportunity ETF, Aptus Defined Risk ETF and Aptus Drawdown Managed Equity ETF.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. At April 30, 2023, the Funds did not elect to defer any post-October capital losses. International Drawdown Managed Equity ETF deferred, on a tax basis, $146,370 of late-year ordinary losses.

As of April 30, 2023, the Funds had the following capital loss carryforwards with no expiration date:

	Short-Term	Long-Term
Aptus Collared Investment Opportunity ETF	$26,527,034	$9,716,195
Aptus Defined Risk ETF	48,528,882	38,008,345
Aptus Drawdown Managed Equity ETF	54,685,583	23,481,548
Opus Small Cap Value ETF	8,675,630	1,710,552
International Drawdown Managed Equity ETF	16,283,838	21,404,971
Aptus Enhanced Yield ETF	4,215,593	—

During the fiscal year/period ended April 30, 2023, the Funds did not utilize any short-term or long-term capital loss carryforwards that were available as of April 30, 2022. Utilization of capital loss carryforwards acquired by Aptus Drawdown Managed Equity ETF in connection with the reorganization during the fiscal year ended April 30, 2020 will be subject to limitations because of an ownership change.

The tax character of distributions paid by the Funds during the year/period ended April 30, 2023 and the year/period ended April 30, 2022 was as follows:

	Year/Period(1) Ended April 30, 2023			Year/Period(2) Ended April 30, 2022
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Aptus Collared Investment Opportunity ETF	$7,687,025	$—	$—	$1,918,599	$—	$—
Aptus Defined Risk ETF	17,431,596	—	—	17,893,513	2,632,867	—
Aptus Drawdown Managed Equity ETF	2,468,669	—	—	772,332	—	—
Opus Small Cap Value ETF	2,979,351	—	—	907,157	653,565	—
International Drawdown Managed Equity ETF	2,767,957	—	—	1,732,695	—	—
Aptus Enhanced Yield ETF	10,144,977	—	—	N/A	N/A	N/A

(1)	Information for Aptus Enhanced Yield ETF is for the period from October 31, 2022 to April 30, 2023.
(2)	Information for International Drawdown Managed Equity ETF is for the period from July 22, 2021 to April 30, 2022.

NOTE 7 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Funds’ use of derivatives. The location and value of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statements of Operations are included in the following tables.

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

The Funds may purchase put options on individual stocks, on an index tracking a portfolio of U.S. equity securities, or on one or more other ETFs that principally invest in U.S. equity securities, purchase call options on the Cboe Volatility Index®, or utilize a combination of purchased and written (sold) put options (known as a “spread”) to limit the Funds’ exposure to equity market declines. The Funds may write (sell) call options on individual stocks, on an index tracking a portfolio of U.S. equity securities, or on one or more other ETFs that principally invest in U.S. equity securities, or utilize a combination of purchased and written (sold) call options (spread) to generate premium from such options.

Aptus Collared Investment Opportunity ETF’s options collar strategy typically consists of two components: (i) selling covered call options on up to 100% of the equity securities held by the Fund to generate premium from such options, while (ii) simultaneously reinvesting a portion of such premium to buy put options on the same underlying equity securities, a U.S. equity ETF, or the U.S. Equity Index to “hedge” or mitigate the downside risk associated with owning equity securities. The Fund seeks to generate income from the combination of dividends received from the equity securities held by the Fund and premiums received from the sale of options. Additionally, the Fund may purchase put options or utilize a combination of purchased and written (sold) put options (known as a “spread”) on one or more equity securities, a U.S. equity ETF, or a U.S. Equity Index to “hedge” or mitigate the downside risk associated with owning equity securities.

Aptus Defined Risk ETF’s Equity Strategy seeks exposure to small-, mid-, and large-capitalization U.S. stocks by purchasing exchange-listed call options on individual stocks or depositary receipts (the “Underlying Individual Equities”), on one or more equity indexes, on one or more other ETFs that principally invest in U.S. equity securities (the “Underlying Equity ETFs”), or on one or more other U.S. fixed-income ETFs that provide exposure to either high yield or investment grade bonds (the “Underlying Bond ETFs”) (each, a “reference asset”). The Fund may utilize a combination of purchased and written (sold) call options (known as a “spread). Additionally, Underlying Equity ETFs, Underlying Bond ETFs, or equity indexes may be selected in lieu of or in addition to Underlying Individual Equities to adjust the balance of the Fund’s exposure across industries or to maintain the Fund’s equity exposure when the Adviser believes they present a better risk profile than Underlying Individual Equities. The Adviser may utilize a combination of purchased and written (sold) put or call options on the Cboe Volatility Index® (the “VIX® Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. The Adviser generally expects to invest less than 1% of the Fund’s net assets in VIX Index call and put options at the time of investment.

Aptus Drawdown Managed Equity ETF seeks to limit the Fund’s exposure to equity market declines primarily by purchasing exchange-listed put options on individual equity securities or on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of U.S. equity securities (“Equity Puts”). In addition to purchasing Equity Puts, the Adviser may write (sell) Equity Puts. The Adviser also may purchase or write (sell) exchange-listed call options on individual equity securities or on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of U.S. equity securities (“Equity Calls”). In addition to or in lieu of such Equity Puts or Equity Calls, the Adviser may utilize a combination of purchased and written (sold) put or call options (known as a “spread”) on individual equity securities, one or more equity indexes or ETFs, or the Cboe Volatility Index® (the “VIX® Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. The Adviser generally expects to invest less than 1% of the Fund’s net assets in VIX Index call options at the time of investment.

International Drawdown Managed Equity ETF seeks to limit the Fund’s exposure to equity market declines primarily by purchasing exchange-listed put options or utilizing a combination of purchased and written (sold) put options (known as a “spread”), on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of non-U.S. equity securities (together, “Equity Puts”). The reference asset for an option will generally reflect the overall equity market for emerging markets or developed markets outside the United States, the equity market of a particular region or country (other than the United States), or a particular depositary receipt held by the Fund. In addition to purchasing Equity Puts, the Adviser may write (sell) Equity Puts. The Adviser may also purchase call options or utilize call option spreads on the Cboe Volatility Index® (the “VIX Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time prices of S&P 500® Index call and put options.

When the Funds purchase a call or put option, an amount equal to the premium paid is included in the Statements of Assets and Liabilities as an investment and is subsequently adjusted to reflect the value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Funds exercise

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

a call option, the cost of the security acquired is increased by the premium paid for the call. If the Funds exercise a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the loss of the premium paid.

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

A written (sold) put option gives the seller the obligation to buy shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the put option receives an amount (premium) for writing (selling) the option. In the event the underlying asset depreciates below the strike price as of the expiration date, the writer (seller) of the put option pays the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset appreciates in value, the put option may end up worthless and the writer (seller) of the call option retains the premium.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. The Funds, as a writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

For financial statement purposes, cash held at the broker for options is included in the Statements of Assets and Liabilities as deposits at broker for written options. Broker interest received and paid by the Funds, if any, is included as interest income and expense, respectively, in the Statements of Operations. As collateral for its written options, the Aptus Drawdown Managed Equity ETF maintains segregated assets consisting of cash, cash equivalents, or liquid securities (e.g. Permissible Assets). Segregated cash is included as restricted cash for options in the Statement of Assets and Liabilities. The Adviser may earmark or instruct the Fund’s custodian to segregate Permissible Assets in an amount at least equal to the market value, calculated on a daily basis, of the written options. Alternatively, a written call option contract can be “covered” through (a) ownership of the underlying instruments or (b) ownership of an option on such instruments at an exercise price equal to or lower than the exercise price of the short option, and a written put option contract can be “covered” (a) through ownership of a put option with an exercise price at least equal to the Fund’s delivery or purchase obligation or (b) through selling short the underlying instrument at a price at least equal to the Fund’s purchase obligation.

The average monthly value of derivative activity during the current fiscal period was as follows:

Purchased Options	Average Value
Aptus Collared Investment Opportunity ETF	$10,640,480
Aptus Defined Risk ETF	10,081,113
Aptus Drawdown Managed Equity ETF	7,123,953
International Drawdown Managed Equity ETF	1,144,271

Written Options
Aptus Collared Investment Opportunity ETF	$(4,653,858)
Aptus Defined Risk ETF	(1,578,229)
Aptus Drawdown Managed Equity ETF	(2,229,979)
International Drawdown Managed Equity ETF	(228,319)

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

Due to the absence of a master netting agreement related to the Funds’ participation in purchasing and writing options, no additional offsetting disclosures have been made on behalf of the Funds.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The effect of derivative instruments on the Statements of Assets and Liabilities for the current fiscal period, is as follows:

		Asset Derivatives
Fund	Derivatives Investment Type	Statement of Assets and Liabilities Location	Value
Aptus Collared Investment Opportunity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	$7,905,500
Aptus Defined Risk ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	1,776,750
Aptus Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	2,428,275

		Liability Derivatives
Fund	Derivatives Investment Type	Statement of Assets and Liabilities Location	Value
Aptus Collared Investment Opportunity ETF	Equity Contracts - Written Options	Written options, at value	$(5,206,615)
Aptus Defined Risk ETF	Equity Contracts - Written Options	Written options, at value	(241,500)
Aptus Drawdown Managed Equity ETF	Equity Contracts - Written Options	Written options, at value	(1,682,336)

The effect of derivative instruments on the Statements of Operations for the current fiscal period were as follows:

Fund	Derivatives Investment Type	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Aptus Collared Investment Opportunity ETF	Equity Contracts - Purchased Options	$1,848,508	*	$(8,295,949	)**
Aptus Collared Investment Opportunity ETF	Equity Contracts - Written Options	(1,471,695)		120,943
Aptus Defined Risk ETF	Equity Contracts - Purchased Options	(1,973,978	)*	(13,277,819	)**
Aptus Defined Risk ETF	Equity Contracts - Written Options	(21,129,686)		4,900,415
Aptus Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	(26,110,589	)*	(12,126,422	)**
Aptus Drawdown Managed Equity ETF	Equity Contracts - Written Options	4,164,299		3,061,924
International Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	(6,608,872	)*	65,304	**
International Drawdown Managed Equity ETF	Equity Contracts - Written Options	(132,764)		—

*	Included in net realized gain (loss) on investments in unaffiliated securities as reported in the Statements of Operations.
**	Included in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities as reported in the Statements of Operations.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by

Aptus ETFs

Notes to Financial Statements
April 30, 2023 (Continued)

certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $300, each payable to the Custodian. The fixed creation fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions fees. Variable fees received by each Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets.

NOTE 9 – RISKS

Concentration Risk. To the extent that the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors.

Other Investment Companies Risk. The risks of Aptus Defined Risk ETF and International Drawdown Managed Risk ETF investing in investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, each Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Funds may be subject to statutory limits with respect to the amount they can invest in other ETFs, which may adversely affect the Funds’ ability to achieve their investment objectives.

Aptus ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Aptus ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options (as applicable), of Aptus ETFs comprising the funds listed below (the “Funds”), each a series of ETF Series Solutions, as of April 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Aptus Collared Investment Opportunity ETF (formerly Aptus Collared Income Opportunity ETF)	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, and 2021 and for the period from July 9, 2019 (commencement of operations) through April 30, 2020
Aptus Defined Risk ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, 2020, and 2021 and for the period from August 7, 2018 (commencement of operations) through April 30, 2019
Aptus Drawdown Managed Equity ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, 2021, 2020 and 2019
Opus Small Cap Value ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, 2021, and 2020 and for the period from July 17, 2018 (commencement of operations) through April 30, 2019
International Drawdown Managed Equity ETF	For the year ended April 30, 2023	For the year ended April 30, 2023 and for the period from July 22, 2021 (commencement of operations) through April 30, 2022
Aptus Enhanced Yield ETF	For the period from October 31, 2022 (commencement of operations) through April 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Aptus ETFs

Report of Independent Registered Public Accounting Firm
(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 28, 2023

Aptus ETFs

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	56	Independent Trustee, PPM Funds (2 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013-2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	56	None

Aptus ETFs

Trustees and Officers
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Alyssa M. Bernard Born: 1988	Vice President	Indefinite term; since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018–2021); Attorney, Waddell & Reed Financial, Inc. (2017–2018).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)	Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).
Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Secretary	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).
Vladimir V. Gurevich Born: 1983	Assistant Treasurer	Indefinite term; since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Officer, U.S. Bancorp Fund Services, LLC (2021-2023); Fund Administrator, UMB Fund Services, Inc. (2015–2021).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014-2017, 2018-2022).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

Aptus ETFs

Expense Examples

For the Six-Months Ended April 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Aptus Collared Investment Opportunity ETF

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period (1)
Actual	$1,000.00	$ 1,039.80	$4.00
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,020.88	$3.96

Aptus Defined Risk ETF

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period (2)
Actual	$1,000.00	$ 1,034.30	$3.48
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.37	$3.46

Aptus Drawdown Managed Equity ETF

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period (1)
Actual	$1,000.00	$ 1,013.40	$3.94
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,020.88	$3.96

Aptus ETFs

Expense Examples
For the Six-Months Ended April 30, 2023 (Unaudited) (Continued)

Opus Small Cap Value ETF

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period (1)
Actual	$1,000.00	$ 977.60	$3.87
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,020.88	$3.96

International Drawdown Managed Equity ETF

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period (3)
Actual	$1,000.00	$ 1,122.40	$3.10
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.87	$2.96

Aptus Enhanced Yield ETF

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period (3)
Actual	$1,000.00	$ 1,029.90	$2.97
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.87	$2.96

(1)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.79%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

(2)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.69%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

(3)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.59%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

Aptus ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Aptus ETFs

Approval of Advisory Agreement and Board Considerations

(Unaudited)

Aptus Collared Investment Opportunity ETF (ACIO)
Aptus Drawdown Managed Equity ETF (ADME)
Aptus Defined Risk ETF (DRSK)
International Drawdown Managed Equity ETF (IDME)
Opus Small Cap Value ETF (OSCV)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 11-12, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Aptus Capital Advisors, LLC (the “Adviser”) and the Trust, on behalf of Aptus Collared Income Opportunity ETF (now known as, Aptus Collared Investment Opportunity ETF), Aptus Drawdown Managed Equity ETF, Aptus Defined Risk ETF, International Drawdown Managed Equity ETF, and Opus Small Cap Value ETF (each, a “Fund” and, collectively, the “Funds”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Funds by the Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to each Fund; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to each Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, representatives from the Adviser provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the continuation of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Funds, including monitoring the Funds’ adherence to their investment restrictions and compliance with the Funds’ policies and procedures and applicable securities regulations, as well as monitoring the extent to which each Fund achieves its investment objective as an actively managed fund.

Historical Performance. The Trustees next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance, for periods ended September 30, 2022, had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in each Fund’s Morningstar category (as noted below) (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

Aptus ETFs

Approval of Advisory Agreement and Board Considerations

(Unaudited) (Continued)

Aptus Collared Income Opportunity ETF: The Board noted that the Fund outperformed its broad-based benchmark, the S&P 500, for the one-year period but underperformed its benchmark for the three-year and since inception periods. The S&P 500 provides an indication of the performance of the large-cap U.S. equity market. In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund, unlike its benchmark, invests in U.S.-listed equity securities of any market capitalization while also buying put options or an options collar on the same equities, a U.S. equity ETF, or a U.S. equity index.

The Board then noted that, for the three-year and since inception periods ended September 30, 2022, the Fund outperformed the median return of its Peer Group and Category Peer Group (the Morningstar US Fund Derivative Income Category), and for the one-year period, the Fund outperformed the median return of its Category Peer Group but slightly underperformed the median return of its Peer Group. The Board also noted that the Fund outperformed nearly all of the funds in its Selected Peer Group for the one-year period and outperformed all of the funds in its Selected Peer Group for the three-year period. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as funds with similar investment objectives, nearly all of which are actively managed. The Board further noted that although all of the funds in the Selected Peer Group engage in call option writing to produce income, none of these peer funds sell calls options on individual securities and/or purchase put options in the same manner as the Fund.

Aptus Drawdown Managed Equity ETF: The Board noted that the Fund underperformed its broad-based benchmark, the S&P 500, for each of the one-year, three-year, five-year, and since inception periods. The S&P 500 provides an indication of the performance of the large-cap U.S. equity market. In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund, unlike its benchmark, invests in a portfolio of U.S.-listed equity securities while limiting downside risk by purchasing exchange-listed put options on one or more such equity securities or broad-based U.S. equity indexes or funds.

The Board then noted that, for the three-year, five-year and since inception periods ended September 30, 2022, the Fund outperformed the median return of its Category Peer Group (the Morningstar US Fund Long-Short Equity Category) but underperformed its Peer Group during those same periods. Further, the Board noted that the Fund’s performance trailed that of the median return of both the Peer Group and Category Peer Group during the one-year period. The Board took into consideration that the Peer Group and Category Peer Group include actively managed, long-short ETFs, but the Fund does not employ a typical long-short strategy where the Fund takes long positions in undervalued stocks while selling short overpriced stocks. Instead, the Fund invests at least 80% of its net assets in equities but, in seeking to mitigate downside risk, the Fund may purchase or write call or put options on equities and/or utilize option spread strategies involving equity securities, equity indices or ETFs, or the VIX® Index. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year and three-year periods but underperformed all of the funds from the Selected Peer Group over the five-year period. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as funds with similar investment objectives, nearly all of which are actively managed and seek to limit downside risk, but none of which select underlying holdings and implement hedges in the same way as the Fund.

Aptus Defined Risk ETF: The Board noted that the Fund outperformed its broad-based benchmark, the Bloomberg US Aggregate Bond Index, for each of the one-year, three-year, and since inception periods. The Bloomberg US Aggregate Bond Index provides an indication of the performance of the broader U.S. investment grade bond market. In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund, unlike its benchmark, uses a hybrid fixed income and equity strategy in which the Fund invests 75% to 95% of its assets to obtain exposure to investment grade corporate bonds and invests the remainder of its assets to obtain exposure to U.S. stocks, while limiting downside risk through an options strategy.

The Board then noted that, for the three-year and since inception periods ended September 30, 2022, the Fund outperformed the median return of its Peer Group and Category Peer Group (the Morningstar US Fund Short-Term Bond Category) but, for the one-year period, the Fund underperformed the median return of its Peer Group and Category Peer Group. The Board took into consideration that the Peer Group and Category Peer Group include ETFs with short duration fixed income strategies and noted there were a limited number of actively managed funds with sufficient performance history in both Groups. The Board also noted that the Fund outperformed nearly all of the funds in its Selected Peer Group for the one-year period and outperformed all of the funds in its Selected Peer Group for the three-year period. The Board considered that the funds included in the Selected Peer Group were nearly all passively managed and noted that although many of the funds in the Selected Peer Group had similar fixed income strategies, none of the peer funds employed a similar equity strategy or options strategy.

Aptus ETFs

Approval of Advisory Agreement and Board Considerations

(Unaudited) (Continued)

International Drawdown Managed Equity ETF: The Board noted that the Fund performed in line with its broad-based benchmark, the MSCI ACWI ex USA Index, for each of the one-year and since inception periods. The MSCI ACWI ex USA Index provides an indication of the performance of large- and mid-cap equity securities across developed and emerging markets outside the United States. In comparing the Fund’s performance to that of the benchmark, the Board noted that although the Fund is a fund of funds that invests primarily in non-U.S. securities, the Fund, unlike its benchmark, employs an options strategy to limit downside risk, create additional equity exposure, and/or generate premiums from writing call options.

The Board then noted that, for the one-year and since inception periods ended September 30, 2022, the Fund significantly underperformed the median return of its Peer Group and Category Peer Group (the Morningstar US Fund Long-Short Equity Category). The Board took into consideration that the Peer Group and Category Peer Group do not include many actively managed fund of funds, and the Peer Group includes only one fund with a large amount of non-U.S. holdings and no fund with similar exposure to emerging markets. The Board then noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year period. However, the Board considered that the funds included in the Selected Peer Group, unlike the funds in the Peer Group and Category Peer Group, were primarily international ETFs and all of them performed poorly during the period. As part of its consideration of Fund performance, and at the recommendation of the Adviser, the Board considered and approved a proposed change to the Fund’s strategy that would replace the Fund’s options strategy with an equity-linked notes (“ELN”) strategy.

Opus Small Cap Value Plus ETF: The Board noted that the Fund outperformed its broad-based benchmark, the Russell 2000 Value Index, for each of the one-year and since inception periods and only slightly underperformed its benchmark for the three-year period. The Russell 2000 Value Index provides an indication of the performance of the small-cap U.S. stock market. In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund invests primarily in small-cap U.S. equity securities, but, unlike its benchmark, the Fund selects stocks across a variety of sectors and industries by combining a factor-based analysis and rigorous fundamental research to identify high-quality, growing companies that the Adviser believes are undervalued.

The Board then noted that, for the one-year and since inception periods ended September 30, 2022, the Fund outperformed the median return of its Peer Group and Category Peer Group (the Morningstar US Fund Small Blend Category) but, for the three-year period, the Fund underperformed the median return of its Peer Group while outperforming the median return of the Category Peer Group. The Board took into consideration that the Peer Group includes some small-cap ETFs that focus on either growth or value investing. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year and three-year periods. The Board considered that the funds included in the Selected Peer Group were primarily passively managed ETFs and generally did not employ the same type of fundamental analysis as the Fund when selecting investments.

Cost of Services Provided and Economies of Scale. The Board then reviewed each Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of the Adviser’s own fee and resources.

The Board noted that each Fund’s net expense ratio was equal to its unified fee (described above), except that the net expense ratio of Aptus Defined Risk ETF is one basis point higher than its unified fee. The Board then compared each Fund’s net expense ratio to its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group.

Aptus Collared Income Opportunity ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in its Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

Aptus Drawdown Managed Equity ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in its Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

Aptus ETFs

Approval of Advisory Agreement and Board Considerations

(Unaudited) (Continued)

Aptus Defined Risk ETF: The Board noted that the Fund’s net expense ratio was higher than the median net expense ratio of the funds in its Peer Group and Category Peer Group but within the range of net expense ratios for both groups. In addition, the Board noted that the Fund’s net expense ratio was higher than all of the net expense ratios of funds in its Selected Peer Group. However, the Board took into consideration that there are few actively managed ETFs included among the Fund’s peer funds, and even fewer such ETFs available for comparison with similar hybrid fixed income and equity investment strategies seeking to limit downside risk. As a result, the Fund’s expenses appear higher than those of ETFs that focus primarily on short-term bonds and/or employ passive investment strategies.

International Drawdown Managed Equity ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in its Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

Opus Small Cap Value Plus ETF: The Board noted that the Fund’s net expense ratio was higher than the median net expense ratio of the funds in its Peer Group but lower than the median net expense ratio of the funds in its Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was higher than all of the net expense ratios of funds in its Selected Peer Group. However, the Board took into consideration that there are few actively managed ETFs included among the Fund’s peer funds, and even fewer such ETFs available for comparison that employ a similar fundamental analysis when selecting small-cap value stocks. As a result, the Fund’s expenses appear higher than those of its passively managed small-cap equity peer funds.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Funds and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability with respect to each Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the structure and amount of the fee or by other means.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Aptus ETFs

Federal Tax Information

(Unaudited)

For the fiscal year/period ended April 30, 2023, certain dividends paid by the Funds may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aptus Collared Investment Opportunity ETF	89.08%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	100.00%
Opus Small Cap Value ETF	100.00%
International Drawdown Managed Equity ETF	65.38%
Aptus Enhanced Yield ETF	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualified for the corporate dividend received deduction for the fiscal year/period ended April 30, 2023 was as follows:

Aptus Collared Investment Opportunity ETF	85.50%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	100.00%
Opus Small Cap Value ETF	100.00%
International Drawdown Managed Equity ETF	12.20%
Aptus Enhanced Yield ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Aptus Collared Investment Opportunity ETF	45.45%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	0.00%
Opus Small Cap Value ETF	0.00%
International Drawdown Managed Equity ETF	0.00%
Aptus Enhanced Yield ETF	0.00%

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at www.aptusetfs.com and www.opusetfs.com. Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at www.aptusetfs.com and www.opusetfs.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Aptus ETFs

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds are available without charge, on the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

This page intentionally left blank.

Adviser

Aptus Capital Advisors, LLC
265 Young Street
Fairhope, Alabama 36532

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Aptus Collared Investment Opportunity ETF Symbol – ACIO CUSIP – 26922A222
Aptus Defined Risk ETF Symbol – DRSK CUSIP – 26922A388
Aptus Drawdown Managed Equity ETF Symbol – ADME CUSIP – 26922A784
Opus Small Cap Value ETF Symbol – OSCV CUSIP – 26922A446
International Drawdown Managed Equity ETF Symbol – IDME CUSIP – 26922B709
Aptus Enhanced Yield ETF Symbol – JUCY CUSIP – 26922B642

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2023	FYE 4/30/2022
( a ) Audit Fees	$88,000	$69,500
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$21,000	$17,500
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2023	FYE 4/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 4/30/2023	FYE 4/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	7/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	7/7/2023

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	7/7/2023

*	Print the name and title of each signing officer under his or her signature.

5